                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                          SIZZLER INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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

                                 [SIZZLER LOGO]



TO OUR STOCKHOLDERS:

     You are cordially invited to attend the Annual Meeting of Stockholders of Sizzler International, Inc. (the "Company") to be held at the Company's principal executive offices at 12655 West Jefferson Boulevard, Los Angeles, California, on Tuesday, November 18, 1997 at 3:00 p.m. The matters expected to be acted upon at the Annual Meeting are described in detail in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. The Company's 1997 Annual Report, consisting this year of the Company's fiscal 1997 Annual Report on Form 10-K and fiscal 1998 First Quarter Report on Form 10-Q, is enclosed with the Notice and Proxy Statement.

     Your vote is very important. Whether or not you expect to attend the Annual Meeting, please complete, sign and date the enclosed Proxy card and return it as promptly as possible.

                                          Sincerely,

                                          James A. Collins
                                          Chairman of the Board and
                                          Chief Executive Officer




                          Sizzler International, Inc.
             12655 West Jefferson Boulevard, Los Angeles, CA 90066

                                 [SIZZLER LOGO]


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD NOVEMBER 18, 1997

To the Stockholders of
Sizzler International, Inc.:

     The Annual Meeting of Stockholders of Sizzler International, Inc., a Delaware corporation (the "Company"), will be held at the Company's principal executive offices at 12655 West Jefferson Boulevard, Los Angeles, California 90066, on Tuesday, November 18, 1997 at 3:00 p.m. for the following purposes:

          1. To elect three directors to serve until the 1999 Annual Meeting of Stockholders and until their successors are elected and qualified.

          2. To elect three directors to serve until the 2000 Annual Meeting of Stockholders and until their successors are elected and qualified.

          3. To approve adoption of the Company's 1997 Employee Stock Incentive Plan, under which up to 1,000,000 shares of the Company's Common Stock will be available for issuance.

          4. To approve adoption of the Company's 1997 Non-Employee Director Stock Incentive Plan, under which up to 400,000 shares of the Company's Common Stock will be available for issuance.

          5. To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on September 30, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

     In order to constitute a quorum for the conduct of business at the Annual Meeting, holders of a majority of all outstanding shares of Common Stock must be present in person or be represented by proxy. We hope that you will take this opportunity to take an active part in the affairs of the Company by voting on the business to come before the meeting, either by executing and returning the enclosed proxy in the postage paid, return envelope provided or by casting your vote in person at the meeting.

                                          By Order of the Board of Directors,

                                          David J. Barton
                                          Secretary

Los Angeles, California
October 18, 1997

                          SIZZLER INTERNATIONAL, INC.
                         12655 WEST JEFFERSON BOULEVARD
                         LOS ANGELES, CALIFORNIA 90066
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 18, 1997

                       GENERAL INFORMATION ON THE MEETING

     This Proxy Statement is being mailed on October 18, 1997, in connection with the solicitation of proxies by and on behalf of the Board of Directors of Sizzler International, Inc., a Delaware corporation (the "Company"). The proxies are intended to be used at the Annual Meeting of Stockholders of the Company which is to be held on Tuesday, November 18, 1997, at 3:00 p.m. at the Company's offices at 12655 West Jefferson Boulevard, Los Angeles, California, and at any adjournment or postponement thereof.

     The entire cost of soliciting proxies will be borne by the Company, including expenses in connection with preparing and mailing proxy solicitation materials. The Company has engaged Georgeson & Company, Inc. to solicit proxies from brokers, banks, other institutional holders, non-objecting beneficial owners ("NOBO's") and individual holders of record. The Company has agreed to pay the firm a fee of $10,000 plus $6.50 per call to individual shareholders and NOBO's. The Company also has agreed to reimburse the firm for mailing and certain other costs. The Company anticipates the total cost to be paid under the agreement will be approximately $12,500.

     In addition, proxies may be solicited by certain officers, directors and regular employees of the Company, without extra compensation, by telephone, telecopy or personal interview. Although there is no formal agreement to do so, the Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in sending proxies and proxy material to the beneficial owners of the Company's Common Stock.

                             RECORD DATE AND VOTING

     Only stockholders of record at the close of business on September 30, 1997 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. As of September 30, 1997, 28,850,908 shares of Common Stock were outstanding, all of which are entitled to be voted at the meeting. The presence, either in person or by proxy, of persons entitled to vote a majority of the Company's outstanding Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The vote required to decide any matter properly brought before the meeting will be the vote of a majority in voting interest of the stockholders present at the meeting in person or by proxy and entitled to vote.

     Shares represented by proxies marked to abstain from voting on a proposal and broker non-votes will be included in determining the presence of a quorum. If a broker, bank, custodian, nominee or other record holder of Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, the shares held by such record holder will be considered "broker non-votes."

     A stockholder giving a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company, at 12655 West Jefferson Boulevard, Los Angeles, California 90066, written notice of revocation or by appearing at the meeting and voting in person. A prior proxy is automatically revoked by a stockholder giving a valid proxy bearing a later date. Shares represented by all valid proxies will be voted in accordance with the instructions contained in the proxies. In the absence of instructions, shares represented by valid proxies will be voted in accordance with the recommendations of the Board of Directors as shown on the proxy. Proxies will be voted for management's nominees for election as directors and for approval of Proposals 3 and 4, unless the stockholder otherwise directs in his proxy.

     Each share is entitled to one vote on any matter that may be presented for consideration, except that as to the election of directors, shares may be voted cumulatively. Cumulative voting means that each share is entitled to a number of votes equal to the number of directors to be elected. Such votes may be cast for one nominee or distributed among two or more nominees. The proxy holders do not presently intend to cumulate votes, but they may elect to do so in the event of a contested election or any other presently unexpected circumstances. If any stockholder gives notice at the meeting of his intention to cumulate votes, then all stockholders will have the right to cumulate votes in the election of directors.

                         INFORMATION ABOUT THE COMPANY

     The Company was incorporated on January 18, 1991 in connection with a reorganization of its parent company Collins Foods International, Inc. ("CFI") undertaken in contemplation of CFI's merger with PepsiCo, Inc. As part of the reorganization, the Company's Common Stock was distributed to stockholders of CFI. In addition, as part of the transaction, the Company acquired the remaining outstanding shares of common stock of its 66%-owned subsidiary Sizzler Restaurants International, Inc. ("SRI"), which became the Company's wholly-owned subsidiary.

     The Company (together with its subsidiaries) owns and operates, and franchises to others, restaurants that do business under the Sizzler service mark in the United States and abroad. Sizzler restaurants operate in the mid-scale dining market and feature a selection of grilled steak, chicken and seafood entrees, sandwiches and specialty platters as well as a fresh fruit and salad bar in a family environment. The Company also operates Kentucky Fried Chicken ("KFC") restaurants in Queensland, Australia.

     On June 2, 1996, the Company and four subsidiaries filed for protection from creditors under Chapter 11 of the federal Bankruptcy Code. The cases involving the Company and its debtor subsidiaries were jointly administered under Case No. 96-16075AG before the U.S. Bankruptcy Court for the Central District of California (the "Bankruptcy Court"). The debtor subsidiaries consisted of SRI, which owned and operated the Company's Sizzler restaurants in the U.S., Buffalo Ranch Steakhouses, Inc., which owned and operated the Company's Buffalo Ranch Steakhouse restaurants, and Tenly Enterprises, Inc. and Collins Properties, Inc., each of which held certain U.S. operating and non-operating real properties. The Company's international division businesses and assets, which were owned and operated by non-debtor subsidiaries, were not subject to the U.S. Chapter 11 cases.

     By September 23, 1997, the Company and its debtor subsidiaries had confirmed and commenced the effective date of their respective plans of reorganization. The interests of the stockholders of the Company were not impaired under these plans of reorganization.

                             PRINCIPAL STOCKHOLDERS

     As of September 30, 1997, according to filings with the Securities and Exchange Commission and to the best knowledge of the Company, the following persons are the beneficial owners of more than 5% of the outstanding voting shares of the Common Stock of the Company.

                                                               AMOUNT AND NATURE OF         PERCENT
                                                                    BENEFICIAL                OF
                   NAME AND ADDRESS                                OWNERSHIP(1)              CLASS
-------------------------------------------------------        --------------------         -------
James A. Collins                                                      3,800,840(2)
12655 W. Jefferson Boulevard                                                                  13.2%
Los Angeles, California 90066
The Capital Group Companies, Inc.                                     3,674,800(3)
Capital Guardian Trust Co.                                                                    12.7%
333 South Hope Street Los Angeles, California 90071
Dimensional Fund Advisors Inc.("DFAI")                                1,514,834(4)
1299 Ocean Avenue, 11th Floor                                                                  5.3%
Santa Monica, California 90401

---------------

(1) Possesses sole voting and investment power for all shares of Common Stock beneficially owned unless otherwise indicated.

(2) Does not include 334,483 shares of Common Stock held by an independent trustee for the benefit of Mr. Collins' adult children as to which Mr. Collins disclaims beneficial ownership.

(3) CGCI and its affiliates possess sole investment power, but sole voting power only for 1,777,100 shares of Common Stock. CGCI and its affiliates disclaim beneficial ownership of these shares. The Company has been advised that the shares are held by one or more separate investment management companies affiliated with CGCI, each of which manages accounts on behalf of others.

(4) DFAI possesses sole investment power, but sole voting power only for 1,069,834 shares of Common Stock. Persons who are officers of DFAI also serve as officers of DFA Investment Group Inc., a registered open-end investment company (the "DFAI Fund"), and the DFA Investment Trust Company, a Delaware business trust (the "DFAI Trust"). In their capacities as officers of the DFAI Fund and the DFAI Trust, these persons vote 220,800 additional shares owned by the Fund and 224,200 additional shares owned by the Trust. DFAI disclaims beneficial ownership of these shares. The Company has been advised that the shares are held in portfolios of DFAI Fund or in series of DFAI Trust investment vehicles for qualified employee benefit plans, for all of which DFAI, a registered investment advisor, serves as investment manager.

                             ELECTION OF DIRECTORS

     Under the Company's Certificate of Incorporation, the Board of Directors is divided into three classes, each containing three Directors with the term of office of one of the classes expiring each year. Owing to the pending Chapter 11 bankruptcy proceedings, no Annual Meeting of Stockholders was held during 1996 and no Class II Directors were elected by the stockholders. Accordingly, nominees for Class II Directors are being offered for election at the 1997 Annual Meeting together with the nominees for Class III Directors.

     Unless authority is withheld by an indication thereon, it is intended that the proxies will be voted for election to the Board of Directors of the nominees named below, to serve until the Annual Meeting of Stockholders in the year specified below and until their successors are elected and duly qualified. While the Company has no reason to believe that any of the persons named will not be available as a candidate, should such a situation arise, the proxies may be voted for the election of other nominees as Directors in the discretion of the persons acting pursuant to the proxies. Certain information concerning the nominees and the incumbent directors whose terms continue after the Annual Meeting is set forth below:

                  NOMINEES FOR ELECTION AT THE ANNUAL MEETING

                                        PRESENT PRINCIPAL OCCUPATION AND FIVE YEAR BUSINESS
            NAME AND AGE                                     EXPERIENCE
-------------------------------------  ------------------------------------------------------
CLASS II: Term expires in 1999
Phillip D. Matthews (59).............  Director of the Company since May 1997. Lead Director and Chairman of the Executive Committee of Wolverine
                                       World Wide, Inc. since 1996. Chairman of the Board of
                                       Wolverine World Wide, Inc. (1993-1996). Chairman,
                                       Reliable Company (1993-1997). Director, Bell Sports,
                                       Inc., H.F. Ahmanson & Co., Home Savings of America,
                                       and Wolverine World Wide, Inc.
Robert A. Muh (59)...................  Director of the Company since May 1997. Chairman of the Board of Sutter Securities, Inc. (1992-1997).
                                       President, Financial Services International
                                       (1987-1992).
Carol A. Scott, Ph.D. (48)...........  Director of the Company since 1993. Professor of
                                       Marketing, UCLA since 1989. Chairman of the Faculty,
                                       UCLA Anderson Graduate School of Management
                                       (1990-1994). Director, Athena Medical Corporation.
CLASS III: Term expires in 2000
Barry E. Krantz (53).................  Director of the Company since January 1997. Restaurant industry consultant since 1995. President and Chief
                                       Operating Officer, Family Restaurants Inc.
                                       (1994-1995). Chief Operating Officer, Restaurant
                                       Enterprises Group (1993-1994). President, Family
                                       Restaurant Division (1989-1994).
H. Wallace Merryman (69).............  Director of the Company and its predecessor CFI since
                                       1971. Chairman of the Board and Chief Executive
                                       Officer, Avco Financial Services, Inc. (1975-1987).
Kevin W. Perkins (46)................  Executive Vice President of the Company and President
                                       and Chief Executive Officer of International
                                       Operations of the Company since May 29, 1997. Director
                                       of the Company (1994 to present). President and Chief
                                       Executive Officer of the Company (1994-1997).
                                       President of the Company's Sizzler Asia/Pacific
                                       Division (1988-1994).

       INCUMBENT DIRECTORS WHOSE TERMS CONTINUE AFTER THE ANNUAL MEETING

                                        PRESENT PRINCIPAL OCCUPATION AND FIVE YEAR BUSINESS
            NAME AND AGE                                     EXPERIENCE
-------------------------------------  ------------------------------------------------------
CLASS I: Term expires in 1998
James A. Collins (70)................  Chief Executive Officer of the Company since May 29,
                                       1997. Chairman of the Board of the Company and its
                                       predecessor CFI since 1968. Chief Executive Officer of
                                       CFI (1968-1987). Chairman of the Board, SRI
                                       (1982-1991).
Peter H. Dailey (67).................  Director of the Company since 1991. Chairman,
                                       Enniskerry Financial, Ltd., a private investment
                                       company, and Chairman, Supervisory Board of Directors
                                       of Memorex-Telex, Inc. Director, Chicago Title and
                                       Trust Company and Jacobs Engineering Group, Inc.
                                       Former Ambassador to Ireland and Special Envoy to
                                       NATO.
Charles F. Smith (65)................  Director of the Company since 1995. President of
                                       Charles F. Smith & Co., Inc., an investment banking
                                       firm (1984 to present). Director, FirstFed Financial
                                       Corp., Logicon, Inc., and Fremont Funding Corp.

     Except as otherwise indicated, during the past five years none of the directors has been employed by or has carried on his or her occupation in, any corporation or organization which is a parent, subsidiary or other affiliate of the Company.

              THE BOARD OF DIRECTORS AND CERTAIN OF ITS COMMITTEES

     The Board of Directors has an Audit Committee, a Compensation and Stock Option Committee, a Nominating Committee and a Chairman's Committee.

     The Board of Directors of the Company met 12 times during fiscal 1997, including one meeting of an ad hoc committee of the Board formed to oversee the Chapter 11 proceedings. Each director attended 75% or more of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by committees of the board on which he or she served.

     Messrs. Merryman (Chairman) and Smith and Ms. Scott comprised the Audit Committee, which met four times during fiscal 1997. The Audit Committee recommends to the Board of Directors the appointment of the Company's independent auditors, reviews the fee arrangements and scope of the annual audit, reviews the activities and recommendations of the Company's internal auditors and considers the comments of the independent auditors with respect to internal accounting controls.

     Mr. William S. Hansen (Chairman), Mr. Dailey and Mr. Wayne G. Kees comprised the Compensation and Stock Option Committee, which did not meet during fiscal 1997. The Compensation and Stock Option Committee approves officers' salaries, administers executive compensation plans, reviews and approves the grant of options and restricted stock and approves bonus schedules for Company employees.

     Messrs. Smith (Chairman) and Kees and Ms. Scott comprised the Nominating Committee which met twice during fiscal 1997, including a meeting with representatives of the Equity Committee, a committee appointed by the Bankruptcy Court to represent the interests of the Company's stockholders. The Nominating Committee has the responsibility of nominating the officers of the Company, recommending candidates for election to the Board of Directors at the Annual Meeting of Stockholders and filling vacancies or newly created directorships.

     Following the end of fiscal 1997, Messrs. Hansen and Kees each announced his respective retirement and resigned from the Board of Directors. The resulting vacancies on the Board were filled by the appointment of Mr. Phillip
D. Matthews and Mr. Robert A. Muh.

     Messrs. Collins, Matthews, Muh and Smith comprise the Chairman's Committee. Formed in June, 1997, the Chairman's Committee did not meet in fiscal 1997. The Chairman's Committee operates as an executive committee of the Board, and is responsible for strategic planning and oversight, review of major transactions, and other matters.

     In his capacity as the Chairman of the Board of Directors, during fiscal 1997 Mr. Collins received a salary of $53,000. Each other Director who is not an employee of the Company is paid a retainer fee of $20,000 per year and is also paid a fee of $1,000 for attending each meeting of the Board of Directors and $1,000 for attending committee meetings not held in conjunction with a Board meeting.

     The Company has a 1996 Stock Purchase Plan for Non-Employee Directors (the "1996 Directors' Plan"). Under the 1996 Directors' Plan, each Director who is not an employee of the Company may elect to have all or a portion of his or her retainer used to purchase shares of the Company's Common Stock. The price of the shares of Common Stock purchased from the Company is the closing price reported on the New York Stock Exchange on the first day of each calendar quarter for which the director's election is effective. The 1996 Director's Plan provides for the issuance and sale of up to 100,000 shares of the Company's Common Stock. As of September 30, 1997, an aggregate of 7,636 shares of the Company's Common Stock had been purchased under the 1996 Directors' Plan. It is proposed that the 1996 Director's Plan be superseded by the 1997 Non-Employee Directors Stock Incentive Plan that is the subject of Proposal 4.

     The Company has a 1992 Stock Option Plan for Non-Employee Directors (the "1992 Directors' Plan"). Under the 1992 Directors' Plan, each Director who is not an employee of the Company is automatically granted, on the date of each annual meeting, an option to purchase 2,000 shares of the Company's Common Stock. The exercise price of each option is the fair market value of the Common Stock on the grant date. Options granted under the plan vest and become exercisable on the date of the Company's next annual meeting following the grant date, provided that the Director continues to serve as a Director until such date. On August 20, 1997, the Board of Directors amended the 1992 Directors' Plan to (a) allow for the award of options to non-employee directors appointed to the board other than at an annual meeting; (b) allow for the award of options in respect of years in which no annual meeting is held; (c) allow for the award of discount stock options to members of designated committees of the board; and
(d) make other necessary and clarifying changes to the 1992 Directors' Plan. The 1992 Directors' Plan provides for the issuance of up to 100,000 shares of the Company's Common Stock pursuant to exercise of options granted under the plan. As of September 30, 1997, options granted under the plan to purchase 57,000 shares were outstanding and no options granted under the plan had been exercised. It is proposed that the 1992 Director's Plan be superseded by the Non-Employee Directors Stock Incentive Plan that is the subject of Proposal 4. Termination of the 1992 Directors Plan will not affect any of the outstanding options granted thereunder.

                   TRANSACTIONS WITH DIRECTORS AND MANAGEMENT

     The Company has entered into employment agreements with certain executive officers. (See "Employment Contracts.")

     On January 1, 1990, CFI loaned Kevin Perkins, currently a Director and an Executive Vice President of the Company, $A250,000 in order to assist him in purchasing a new home. Pursuant to the terms of the promissory note, so long as Mr. Perkins remained employed by the Company in a capacity of Vice President and President, Asian/Pacific or in a position of greater responsibility, no interest would accrue on the principal balance and the principal balance would be subject to reduction in accordance with a six-year amortization schedule. The final installment of principal was forgiven on December 31, 1996.

     In fiscal 1997, the Company retained Sutter Securities, Inc. ("Sutter") as its exclusive financial advisor. Sutter is an investment banking firm of which Robert A. Muh, currently a Director of the Company, was a principal until August 6, 1997. Under the terms of an engagement letter with the Company dated May 2, 1996, Sutter agreed to provide financial advisory services and to act as agent in connection with identifying and seeking out persons who would be interested in entering into a merger, acquisition, or other similar transaction with the Company. During its 1997 fiscal year, the Company paid Sutter an aggregate of $363,000. The engagement terminated in the current fiscal year.

     A subsidiary of the Company is party to a consulting agreement with Barry Krantz, a director of the Company. Under the agreement, Mr. Krantz provides marketing consulting services at an hourly rate. The agreement is terminable by the Company's subsidiary at any time and for any reason upon two weeks' notice. During the 1997 fiscal year, the Company paid Mr. Krantz an aggregate of $75,000 under the consulting agreement.

                         STOCK OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the equity securities of the Company beneficially owned by each director of the Company, and by all directors and officers of the Company as a group, on September 30, 1997.

                                                                 AMOUNT AND NATURE
                                                                   OF BENEFICIAL
                                                                     OWNERSHIP           PERCENT OF
                            NAME                               OF COMMON STOCK(1)(3)       CLASS
-------------------------------------------------------------  ---------------------     ----------
DIRECTORS
James A. Collins.............................................        3,800,840(2)          13.2%
Peter H. Dailey..............................................           10,000                 *
Barry Krantz.................................................            1,000                 *
Phillip D. Matthews..........................................           23,000                 *
H. Wallace Merryman..........................................           36,809                 *
Robert A. Muh................................................           13,000                 *
Kevin W. Perkins.............................................          237,740                 *
Carol A. Scott...............................................            9,000                 *
Charles F. Smith.............................................           26,000                 *
EXECUTIVE OFFICERS WHO ARE NOT ALSO DIRECTORS
Christopher R. Thomas (age 48)...............................          178,491                 *
Ryan S. Tondro (age 49)......................................           98,000                 *
David J. Barton (age 41).....................................           60,000                 *
Michael J. Raedeke (age 39)..................................           28,000                 *
All Directors and Executive Officers as a group (13
  persons)...................................................        4,521,880             15.7%

---------------

  * Less than one percent (1%) of class.

(1) Possesses sole voting and investment power.

(2) Does not include 334,483 shares of common stock held by an independent trustee for the benefit of Mr. Collins' adult children as to which Mr. Collins disclaims beneficial ownership.

(3) Includes shares issuable pursuant to options exercisable within 60 days of September 30, 1997 (assuming the 1997 Annual Meeting is held within such period) in the following amounts: Mr. Krantz -- 1,000 shares, Messrs. Matthews and Muh -- 3,000 shares each, Mr. Smith -- 6,000 shares, Ms. Scott -- 8,000, Messrs. Dailey and Merryman -- 10,000 shares each, and all directors and executive officers as a group -- 41,000 shares.

     The following Report of the Compensation and Stock Option Committee and the Performance Graph included in this proxy statement shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the Performance Graph by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either of such Acts.

             REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

     It is the duty of the Compensation and Stock Option Committee to administer the Company's various compensation and incentive plans, including its 1991 Employee Stock Incentive Plan, Management Incentive Plan and Executive Supplemental Benefit Plan. In addition, we review compensation levels in light of the performance of members of senior management, including the five most highly compensated executive officers. The Committee is composed entirely of independent outside directors. No member of the Committee is a former or current officer or employee of the Company or any of its subsidiaries. The Committee reviews all aspects of compensation for senior management with the Board of Directors.

     The Company routinely has retained the services of outside compensation consulting firms to assist the Committee in connection with the performance of its various duties. These firms provide advice to the Committee with respect to the reasonableness of compensation paid to senior management of the Company. Typically, this advice takes into account how the Company's compensation programs compare to those of competing companies as well as the Company's performance. Members of the Committee also review compensation surveys and analysis provided by such firms, including material prepared by the Company's human resources personnel.

     The compensation policy of the Company, which is endorsed by the Committee, is that a substantial portion of the annual compensation of each officer relate to and must be contingent upon the performance of the Company or a business unit, the enhancement of shareholder value, and/or the individual contributions of each officer. As a result, much of an executive officer's potential compensation is "at risk" under an annual bonus compensation program. In addition, the Committee seeks to offer compensation opportunities comparable to those provided by other similar companies in the restaurant industry. The Committee strives to create a direct link between the long-term interests of executives and shareholders. Through the use of stock-based incentives, the Committee focuses the attention of its executives on managing the Company from the perspective of an owner with an equity stake.

     In the second half of fiscal 1996, the Committee conducted a review of the Company's executive compensation program generally. The Committee found that, in light of certain events and developments, it was necessary and appropriate to revise the Company's executive compensation program to enhance its effectiveness in attracting and retaining talented key management. The events and developments included the assumption of additional functions by key executives as a result of reductions in corporate administrative overhead in December 1995, the anticipated assumption of major additional responsibilities by key executives in connection with the bankruptcy proceeding, evidence of increased employee attrition, and the need to develop simpler and more direct incentives to achieve certain specific key objectives deemed desirable by the Board of Directors.

     Based on these findings, the Committee approved certain revisions to the Company's executive compensation program, which were implemented by the Company effective in May 1996. The revised program featured a 1997 Incentive Plan, a severance policy, and a restructuring of executive equity incentives. The Committee also approved the use of employment agreements for the Company's executive officers.

     Under the 1997 Incentive Plan, participants were entitled to a one-time cash bonus on the occurrence of the first of two key strategic objectives. The amount of the bonus was established as a designated percentage of annual base salary, ranging from 40% to 125% depending on the participant's responsibilities and relative position within the Company. To be eligible for the bonus, a participant was required to remain continuously employed by the Company on a full time basis throughout the term of the bonus program. The key strategic objectives consisted of either confirmation of a plan of reorganization in the Company's Chapter 11 bankruptcy or consummation of a merger or sale transaction in respect of the Company. The 1997 Incentive Plan's objectives were achieved, bonuses were paid and the plan was terminated in early fiscal 1998.

     As part of the Company's severance policy, executive officers and other key managerial personnel are entitled to a severance payment upon termination of employment. The amount of the severance ranges from six to twelve months of annual base salary, depending on the employee's responsibilities and relative position within the Company. For a payment to be due, such termination must be either by the Company other than for cause or by the employee in the case of specified events.

     As part of the restructuring of management equity incentives, the Committee approved the award of restricted shares to each of the senior officers of the Company, along with other members of management (other than the Chairman of the Board). Restricted shares generally are subject to restrictions on resale by the holder and to a right of repurchase by the Company until the achievement of certain objectives or the occurrence of certain events. Each of the officers received a number of restricted shares that was based on his or her responsibilities and relative position in the Company. The restricted shares were sold to employees at par value ($.01 per share), and were granted on the condition that the recipient cancel any outstanding stock options previously granted to the recipient under the 1991 Employee Stock Incentive Plan.

     The Committee believes that the award of restricted shares is a cost-effective way to align management's interests with those of shareholders, motivate those who have direct ability to influence short and long-term corporate results, and maximize the likelihood that corporate objectives, goals and strategies will be attained.

     The compensation of Mr. Perkins, the Company's Chief Executive Officer, for fiscal 1997 was established in a manner consistent with the Company's fiscal 1997 executive officer compensation program generally. Mr. Perkins' salary was fixed as $300,000. The percentage of salary payable to Mr. Perkins as bonus under the new Incentive Plan was established at 125%. Mr. Perkins was awarded 210,000 restricted shares on the basis described above. Mr. Perkins also was entitled to receive perquisites and other benefits on the same basis as other executive officers of the Company.

     The foregoing actions by the Committee were taken by unanimous vote, and subsequently were approved by the full Board of Directors.

                                          Compensation and Stock Option
                                          Committee
                                          (Fiscal Year 1997)

                                          William S. Hansen, Chairman
                                          Peter H. Dailey
                                          Wayne G. Kees

July 23, 1997

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG TERM
                                                                                        COMPENSATION
                                                 ANNUAL COMPENSATION                       AWARDS
                                       ---------------------------------------     ----------------------
                                                                     OTHER         RESTRICTED
          NAME AND                                                   ANNUAL          STOCK         STOCK       ALL OTHER
     PRINCIPAL POSITION                                           COMPENSATION       AWARDS       OPTIONS     COMPENSATION
     AT APRIL 30, 1997        YEAR     SALARY($)     BONUS($)        ($)(1)          ($)(3)         (#)           ($)
----------------------------  ----     ---------     --------     ------------     ----------     -------     ------------
Kevin W. Perkins............  1997      300,000         --           (2)             785,400          --         58,395(4)
President, Chief              1996      300,000         --           (2)                  --      34,888         12,697
Executive Officer and
  Director                    1995      200,000         --         22,600                 --      50,000         68,846
Christopher R. Thomas.......  1997      235,000         --           (2)             561,000          --             --
Executive Vice President      1996      225,000         --           (2)                  --      24,444          2,546
Finance and Chief             1995      185,000         --           (2)                  --      45,000          5,383
Financial Officer
David J. Barton.............  1997      154,000         --           (2)             280,500          --             --
Vice President                1996      128,000         --           (2)                  --       4,667          1,968
General Counsel, and          1995      105,000         --           (2)                  --      15,000             --
Secretary
Ryan S. Tondro(5)...........  1997      140,000         --           (2)             280,500          --             --
Vice President,               1996      119,000         --           (2)                  --       4,444             --
Controller                    1995       25,000         --           (2)                  --       5,000             --
Richard C. Kowalski(6)......  1997      120,000         --           (2)             201,960          --             --
Vice President,               1996       91,000         --           (2)                  --          --             --
Marketing                     1995       57,000         --           (2)                  --          --             --

---------------

(1) Other Annual Compensation represents: a) automobile allowance and cost reimbursement, b) reimbursements for legal and tax assistance, c) premiums on group life insurance, and d) executive medical plan costs.

(2) Does not exceed the lesser of $50,000 or 10% of total salary and bonus.

(3) Restricted stock may be sold to eligible employees at the discretion of the Board of Directors for an amount that is not less than the par value of such shares. Dividends, when paid, are paid on all restricted stock. All restricted shares are subject to limitations on sale or other disposition thereof, which terminate upon the satisfaction of certain criteria established by the Board of Directors at the time of the sale. As of the end of fiscal 1997, the aggregate restricted stock holdings remaining, valued as of the date of the grant, are as follows: Mr. Perkins, 232,375 shares valued at $1,193,584; Mr. Thomas, 177,875 shares valued at $1,011,547; Mr. Barton,
    75,000 shares valued at $281,250; Mr. Tondro, 75,000 shares valued at $281,250; Mr. Kowalski, 54,000 shares valued at $202,500.

(4) Mr. Perkins' 1997 All Other Compensation represents loan forgiveness.

(5) Mr. Tondro joined the Company in February 1995.

(6) Mr. Kowalski joined the Company in August 1994 and left the Company in July 1997.

EXECUTIVE SUPPLEMENTAL BENEFIT PLAN

     During fiscal 1997, the Company maintained an Executive Supplemental Benefit Plan. Under the Supplemental Benefit Plan, the normal retirement date is the later of the participant's sixty-fifth birthday or the date the participant achieves 10 years of service under the Supplemental Benefit Plan. Participants who retire at the normal retirement date are entitled to receive 65% of the average for their three highest years of earnings, comprised of base salary and standard bonus, but excluding any other cash bonus or form of remuneration, during the last five years of employment, reduced by 50% of the participant's primary social security benefit and by the annuitized value of the participant's account balance under the profit sharing portion of the Company's Employee Savings Plan. Such benefits are payable as a life and survivor annuity. Participants who retire between the ages of 55 and 65 and who have completed 15 years of service under the Supplemental Benefit Plan are entitled to receive reduced benefits based on age and the number of years of service completed.

EMPLOYMENT CONTRACTS

     The Company has entered into employment agreements with five executive officers (Messrs. Perkins, Thomas, Barton, Raedeke, and Tondro). Each of these agreements sets forth the officer's position and responsibilities with the Company and provides for the officer's annual base salary, participation in the Management Incentive Plan or other bonus program, and other benefits generally available to executive officers of the Company.

     Under these employment agreements, the Company may terminate the officer's employment for cause. "Cause" generally is defined to include the willful and continued failure by the officer to substantially perform his duties after demand by the Company, or the willful engaging by the officer in misconduct which is materially injurious to the Company. Under these agreements, the officer may terminate his employment for "good reason." "Good reason" generally is defined as a failure by the Board of Directors to re-elect the officer to the position set forth in the agreement following removal from such position, or to vest the officer with the powers and authority of the position set forth in the agreement, or other breach by the Company.

     In the event an employment agreement is terminated by the Company other than for cause or by reason of the officer's disability, or by the officer for good reason, the officer is entitled under his employment agreement to receive the sum of (a) his salary through the date of termination and (b) as severance an amount equal to one year of the officer's salary at the annual rate in effect as of the date of termination.

STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total return for Sizzler stock with the comparable cumulative returns of (i) a broad market index: The Dow Jones Equity Market Index and (ii) a published industry or line of business index: The Dow Jones Entertainment and Leisure (Restaurants) index. The graph covers the time period from the end of fiscal 1992 until the end of fiscal 1997. It assumes $100 invested on April 30, 1992 in Sizzler stock and $100 invested at that time in each of the indexes. The comparison assumes that all dividends are reinvested.

                            STOCK PERFORMANCE GRAPH

                                                                                 DOW JONES
                                                                              ENTERTAINMENT &
        MEASUREMENT PERIOD                               DOW JONES EQUITY         LEISURE
      (FISCAL YEAR COVERED)               SIZZLER             MARKET           (RESTAURANTS)
4/30/92                                            100                 100                 100
4/30/93                                             62                 110                 108
4/30/94                                             64                 116                 130
4/30/95                                             54                 135                 142
4/30/96                                             37                 177                 185
4/30/97                                             23                 222                 199

                                 PROPOSAL NO. 3

                     APPROVAL OF ADOPTION OF THE COMPANY'S
                       1997 EMPLOYEE STOCK INCENTIVE PLAN

     Stockholders are being asked to approve the adoption of the Sizzler International, Inc. 1997 Employee Stock Incentive Plan (the "Employee Plan"), under which an aggregate of 1,000,000 shares of the Company's Common Stock will be authorized for issuance under the Plan. The Employee Plan is an important part of the Company's compensation program and is essential to its ability to attract and retain highly qualified employees. This proposed Employee Plan is necessary to enable the Company to continue providing options to new and current employees.

     The Employee Plan is described in detail below. A copy of the Employee Plan is attached hereto as Appendix A. The following summary of the principal features of the Employee Plan is qualified in its entirety by reference to Appendix A.

VOTE REQUIRED

     The Employee Plan was adopted by the Company's Board of Directors on October 16, 1997 subject to the approval of the stockholders

     The approval of the adoption of the Employee Plan requires the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Shares represented by proxies marked to abstain from voting on a proposal and broker non-votes will be included in determining the presence of a quorum. The Company's executive officers and employee directors have an interest in approval of this Proposal, in that they, along with all other individuals eligible to participate in the Employee Plan, will be eligible for grants of options and other awards under the Employee Plan.

SHARES SUBJECT TO THE PLAN

     Assuming approval of the Employee Plan, an aggregate of 1,000,000 shares of the Company's Common Stock will be reserved for issuance under the Employee Plan. If any option granted pursuant to the plan expires or terminates for any reason without being exercised in whole or in part, or any other award terminates without being issued, then the shares released from such option or terminated award will again become available for grant and purchase under the plan.

ELIGIBILITY

     Any person employed by the Company or any of its subsidiaries on a salaried basis, including any director so employed (a "Participant"), is eligible to receive awards under the Employee Plan. Approximately 535 individuals are currently eligible to participate in the Employee Plan. There is no limit on the aggregate maximum of shares of Common Stock that a Participant is eligible to receive at any time during the term of the Employee Plan. The Company receives no consideration from Participants in connection with the granting of awards under the Employee Plan (other than the purchase price at which restricted shares may be sold.)

ADMINISTRATION

     The Employee Plan is to be administered by the Compensation and Stock Option Committee appointed by the Board and consisting of Board members who are "outside directors." Subject to the terms of the Employee Plan, the Committee determines the persons who are to receive awards, the number of shares or amount of cash subject to each such award and the terms and conditions of such awards. The Committee also has the authority to construe and interpret any of the provision of the Employee Plan or any awards granted thereunder.

STOCK OPTIONS

     The Employee Plan permits the granting of stock options that are intended to qualify either as Incentive Options ("IOs"), Nonqualified Options ("NQOs") or Discount Options.

     The option exercise price for each IO share will be no less than 100% of the "fair market value" (as defined in the Employee Plan) of a share of Common Stock at the time such option is granted, except in the case of a 10% stockholder, for whom the exercise price must be at least 110% of the fair market value. The option exercise price for each NQO will be no less than the fair market value of a share of Common Stock at the time such option is granted. The option exercise price for each Discount Option will be less than the fair market value of a share of Common Stock at the time such option is granted, but not less than the greater of (a) 50% of the fair market value of a share of Common Stock at the time of the option grant or (b) the par value of a share of Common Stock.

     The exercise price of options granted under the Employee Plan generally must be paid in full in cash concurrently with the exercise. However, the Committee may provide in an option agreement that payment of the exercise price may be made, in whole or in part, (1) by delivery and surrender of shares of the Company's Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (2) by reducing the number of shares of Common Stock to be delivered to the optionee upon exercise of such option, such reduction to be valued on the basis of the aggregate fair market value on the date of exercise of the additional shares of Common Stock that would otherwise have been delivered to such optionee upon exercise of such option and; (3) in the event that the exercise of the option occurs after the "Acceleration Date" (as defined below), by tender of a full recourse promissory note, provided that the principal amount of the note does not exceed the excess of the exercise price of such option over the aggregate par value of the optioned shares.

     Options granted under the Employee Plan will expire on (a) the earlier of the tenth anniversary (or the fifth anniversary in the case of a 10% stockholder) of the date of grant or (b) within a certain time after the Participant's termination of employment with the Company (as set forth in the Option Agreement).

     The Employee Plan does not permit any option under the plan to be granted at an exercise price of less than the greater of (a) 50% of the fair market value of a share of Common Stock at the time of the option grant or (b) the par value of the Company's Common Stock. The Company's acceptance of payment of the exercise price in shares of its Common Stock is subject to any applicable prohibition on acquisition by the Company of its own shares.

RESTRICTED SHARE AWARDS

     The Committee may sell restricted shares to Participants either in addition to, or in tandem with, other awards under the Employee Plan. Restricted shares are subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of performance goals as set out in advance. Prior to the grant of any award, the Committee must: (a) determine the nature, length and starting date of any performance period for restricted stock awards; (b) select from among the performance factors to be used to measure performance goals, if any; and (c) determine the number of shares that may be awarded to the Participant. Prior to the payment of any award, the Committee must determine the extent to which such award has been earned. Performance goals selected by the Committee generally involve the following types of criteria: (a) net revenue and/or net; (b) earnings before income taxes and amortization growth; (c) operating income and/or operating income growth; (d) net income and/or net income growth; (e) earnings per share and/or earnings per share growth; (f) total stockholder return and/or total return growth; (g) return on equity; (h) economic value added; and (i) individual confidential business objectives. The purchase price for such awards must be no less than the par value of the Company's Common Stock on the date of the award. Payment of the purchase price for restricted shares must be in cash in full on the date of sale.

STOCK APPRECIATION RIGHTS

     The Committee may grant stock appreciation rights to Participants in tandem with stock options under the Employee Plan. Stock appreciation rights ("SARs") entitle the recipient of an option to elect to surrender all or part of his or her option in lieu of exercise of such option. Holders of SARs may make such an election, at their option, subject to the approval of the Committee. Holders of SARs electing to surrender all or part of an option may receive cash, shares of the Company's Common Stock or a combination of both having an aggregate fair market value on the date of surrender equal to the excess of (i) the aggregate fair market value on the date of such surrender of the Common Stock otherwise issuable upon exercise of such option or part thereof so surrendered, over and above (ii) the exercise price of such option or part thereof so surrendered.

     If the grant of an option under the Employee Plan includes the grant of an SAR, the SAR will be subject to certain conditions and restrictions, unless waived by the Committee. The conditions and restrictions include restrictions on receipt of cash upon exercise of the SAR unless the Company shall have filed all reports and statements required under the Securities Exchange Act of 1934, as amended (the "Exchange Act") during the year prior to exercise and continues to publicly release quarterly and annual summary statements of sales and earnings on a regular basis. Elections by SAR holders to receive cash in full or partial settlement of an SAR must be made between the third and twelfth business day following such a quarterly or annual release. Exercise of an SAR also is subject to other requirements of the Exchange Act.

MERGERS, CONSOLIDATIONS AND CHANGES OF CONTROL

     In the event of certain changes in control of the Company, all outstanding options and SARs granted under the Employee Plan become fully exercisable, and all restrictions imposed upon restricted shares sold under the Employee Plan terminate, on such date of the change of control (defined as the "Acceleration Date").

     The Employee Plan and all outstanding options and SARs granted thereunder terminate on the first of the following to occur: (i) a dissolution or liquidation of the Company, (ii) a reorganization, merger, or consolidation of the Company as a result of which the outstanding securities of the class then subject to the Employee Plan are exchanged for or converted into cash, property, and/or securities not issued by the Company, which reorganization, merger, or consolidation shall have been affirmatively recommended by the Board to the stockholders of the Company, or (iii) a sale of substantially all of the property and assets of the Company.

AMENDMENT OF THE EMPLOYEE PLAN

     The Board may terminate or amend the Employee Plan, including amending any form of award agreement or instrument to be executed pursuant to the Plan. The Board may not, without the approval of stockholders, amend the Employee Plan in any manner that requires stockholder approval pursuant to the Employee Plan. In addition, the Board may not amend any outstanding award without the consent of the Participant.

TERM OF THE EMPLOYEE PLAN

     The Employee Plan will become effective upon adoption of the plan by the Board and will terminate upon the first to occur of the following: (a) the expiration of the twelve-month period following the Effective Date unless theretofore approved by the stockholders; (b) the effective date of any termination of the Employee Plan by action of the Board; or (c) any of the events or transactions specified above under "Mergers, Consolidations and Changes of Control." Restricted shares may not be sold, and options may not be granted, after January 1, 2007.

FEDERAL INCOME TAX INFORMATION

     THE FOLLOWING INFORMATION IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS OF PARTICIPATION IN THE EMPLOYEE PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR EACH PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE EMPLOYEE PLAN.

     Incentive Stock Options. The Participant will recognize no income upon grant of an IO and incur no tax on its exercise unless Participant is subject to the Alternative Minimum Tax ("AMT"). If the Participant holds the stock acquired upon exercise of an IO (the "IO Shares") for more than one year after the date the option was exercised and for more than two years after the option was granted, the Participant generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the IO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the IO Shares. If the Participant disposes of IO Shares prior to the expiration of either required holding period a "disqualifying disposition"), then the gain realized upon such disqualifying disposition, up to the difference between the fair market value of the IO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be treated as capital gain.

     Alternative Minimum Tax. The difference between the exercise price and fair market value of the IO Shares on the date of exercise of an IO is an adjustment to income for purposes of the AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is generally 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by tax preference items and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the IO Shares occurs in the same calendar year as exercise of the IO, there is no adjustment with respect to those IO Shares. Also, upon a sale of IO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the IO shares at exercise over the amount paid for the IO Shares.

     Nonqualified Stock Options. A Participant will not recognize any taxable income at the time an NQO is granted. However, upon exercise of an NQO, the Participant generally must include in income as compensation an amount equal to the difference between the fair market value of the NSO shares on the date of exercise and the Participant's exercise price. The included amount will be treated as ordinary income by the Participant and will be subject to withholding by the Company (either by payment in cash or withholding out of the Participant's salary). Upon re-sale of the NSO shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

     Capital Gain Tax Rate. Short-term capital gains (i.e., on assets held 12 months or less) are taxed at the same rate as ordinary income. Mid-term capital gains (i.e., on assets held more than one year but less than 18 months) are taxed at a maximum rate of 28%, and long-term capital gain is taxed at a maximum rate of 20%, (to the extent that the gains do not place the taxpayer in a tax bracket of over 15%, the gains will be taxed at 10%). These capital gain tax rates are more favorable than the 39.6% maximum tax rate applicable to ordinary income. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

     Restricted Stock. Restricted stock will generally be subject to tax at the time of receipt of shares of Common Stock or cash, unless there are restrictions that enable the Participant to defer tax. At the time that tax is incurred, the tax treatment will be similar to that discussed above for NQOs.

     Tax Treatment of the Company. Subject to the limitations imposed by Section 162 (m) of the Code, the Company will generally be entitled to a deduction in connection with the exercise of an NQO by a Participant or upon the receipt of restricted stock by a Participant, to the extent that Participant recognizes ordinary income, and provided that the Company complies with IRS reporting requirements relating to the income. The Company will be entitled to a deduction in connection with the disposition of IO shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition for the IO Shares, and provided that the Company complies with IRS reporting requirements relating to the income. The Company will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deduction to which it is entitled, Participants will be required to notify the Company in writing of the date and terms of any disqualifying dispositions of IO Shares.

ERISA

     The Company believes that the Employee Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") .

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED ADOPTION OF THE EMPLOYEE PLAN.

                                 PROPOSAL NO. 4

                   APPROVAL OF THE ADOPTION OF THE COMPANY'S
                1997 NONEMPLOYEE DIRECTORS' STOCK INCENTIVE PLAN

     Shareholders are being asked to approve the adoption of the Sizzler International, Inc. 1997 Non-Employee Directors' Stock Option Plan (the "1997 Directors' Plan"), under which an aggregate of 400,000 shares of the Company's Common Stock will be authorized for issuance under the Plan. The purpose of the 1997 Directors' Plan is to provide incentives that will attract and retain highly competent persons as outside directors of the Company by providing them with opportunities to acquire a proprietary interest in the Company.

     The 1997 Directors' Plan is described in detail below. A copy of the Directors' Plan is set forth as Appendix B to this Proxy Statement. The following summary description of the 1997 Directors' Plan is qualified in its entirety by reference to that text.

VOTE REQUIRED

     The 1997 Directors' Plan was adopted by the Board of Directors of the Company on October 16, 1997 subject to the approval of stockholders.

     The approval of the adoption of the 1997 Directors Plan requires the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Shares represented by proxies marked to abstain from voting on a proposal and broker non-votes will be included in determining the presence of a quorum. The Company's non-employee directors have an interest in approval of this Proposal, in that they will be eligible for grants of options under the 1997 Directors' Plan.

STOCK SUBJECT TO THE PLAN

     Under the 1997 Directors' Plan, the aggregate number of shares of the Company's Common Stock which may be issued pursuant to the plan is 400,000 shares, subject to proportionate adjustment in certain circumstances, including merger, consolidation, sale of all or substantially all the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares or other securities.

     The shares to be delivered under the 1997 Directors' Plan will be made available, at the discretion of the Board of Directors or administrative committee, either from authorized but unissued shares of the Company Common Stock or from previously issued shares of the Company Common Stock reacquired by the Company, including shares purchased on the open market. If any Option granted under the 1997 Directors' Plan terminates for any reason or expires before such option is exercised in full, the shares covered by the unexercised portion of such Option may again be subject to an Option granted under the 1997 Directors' Plan.

ELIGIBILITY

     The 1997 Directors' Plan provides for the grant of stock options which are not qualified as incentive stock options within the meaning of Section 422A of the Internal Revenue Code ("Options") to any director of the Company who is not an officer or employee of the Company or any of its parent or subsidiary corporations (a "Nonemployee Director"). Subject to stockholder approval of the 1997 Directors' Plan, as of the date of this Proxy Statement the following seven directors were eligible to receive Options under the 1997 Directors' Plan: Peter
H. Dailey, Barry Krantz, Phillip D. Matthews, H. Wallace Merryman, Robert A. Muh, Carol A. Scott and Charles F. Smith.

ADMINISTRATION

     The 1997 Directors' Plan will be administered by the Board of Directors or such committee as the Board of Directors may appoint. The 1997 Directors' Plan provides that any committee authorized by the Board of Directors to administer the 1997 Directors' Plan must consist of two or more directors of the Company who have not been eligible at any time within one year before appointment to such committee to receive an Option under the Plan.

     Under the 1997 Directors' Plan the administrative powers of the Board of Directors include (but are not limited to) authority (i) to construe the 1997 Directors' Plan and any agreements defining the rights and obligations of the Company and the Nonemployee Directors under the 1997 Directors' Plan, (ii) to prescribe, amend and rescind rules and regulations relating to the Directors' Plan, and (iii) to make all other determinations necessary or advisable for the administration of the Directors' Plan. Each Option granted under the 1997 Directors' Plan will be evidenced by an agreement (the "Option Agreement") signed by the Company and by the Nonemployee Director grantee (the "Optionholder").

GRANT OF OPTIONS

     Initial and Annual Option Grants. Whenever any person becomes a Nonemployee Director of the Company, such person will be granted automatically an Option (an "Initial Option"), the date of grant of which will be the date such person became a Nonemployee Director, to purchase 1,000 shares of Common Stock. In addition, on the first business day of each calendar year beginning in 1998 during the term of the 1997 Directors' Plan, each Nonemployee Director then in office will be granted automatically an Option (an "Annual Option"), the date of grant of which will be such date in January, to purchase 2,000 shares of Common Stock.

     Grants to Designated Committee Members. Each Nonemployee Director that is a member of a Designated Committee will, in lieu of attendance or other cash fees from the Company for participation on such Committee, automatically be granted, on the date of each meeting of the Designated Committee attended by such Director, a Discount Option to purchase 1,000 shares of Common Stock.

     A "Designated Committee" is defined under the Directors' Plan to mean any committee of the Board that has been designated by resolution of the Board as
(a) demanding an extraordinary commitment of time, attention and efforts by its members and (b) whose members, by participating thereon, agree to forego any attendance or other cash fee for participating on the committee. At the present time, only the Chairman's Committee of the Board of Directors has been designated as a "Designated Committee" within the meaning of the Plan. Currently, there are no plans to designate any other Board committee as a Designated Committee.

     Deferred Fees Option Grants. Options will be granted automatically on the first business day of each calendar year to any Nonemployee Director who shall have filed with the Corporate Secretary of the Company an election to receive an Option (a "Deferred Fees Option") in lieu of all or a specified portion of annual retainer fees to be earned in each succeeding calendar year (the "Plan Year"). The number of shares of Common Stock subject to the Option granted to such electing Nonemployee Director for each Plan Year will be equal to the nearer number of whole shares determined in accordance with the following formula:

  Annual Retainer or percentage thereof  =  Number of Shares
                  50% of Fair Market Value

     "Annual Retainer," as defined in the 1997 Directors' Plan, means the amount of fixed fees which the Nonemployee Director will be entitled to receive for serving as a director of the Company in the relevant Plan Year, assuming no change in such compensation from that in effect as of the date in January on which the Option is granted, and will not include fees for attendance at meetings of the Board of Directors or any committee of the Board of Directors or for any other services to be provided to the Company. The fair market value of the Common Stock will be determined as of the date of the grant. On September 30, 1997, the closing price of the Company's Common Stock on the New York Stock Exchange was $3.6875.

     Discretionary Grants. The Board of Directors at its discretion may, at any time and on a one-time basis, grant to each Director an option to purchase up to 10,000 shares of Common Stock (a "Discretionary Option"). The Board in its discretion may grant Discretionary Options in lieu of an equivalent number of future Annual Options, provided that such condition is stated in the Option Agreement.

     Options Granted Prior to Stockholder Approval of the Directors'
Plan. Options may be granted under the 1997 Directors' Plan prior to the Annual Meeting of Stockholders subject to approval of the 1997 Directors' Plan by the holders of a majority of the outstanding shares of Common Stock. On October 16, 1997, a Discretionary Option to purchase 10,000 shares of Common Stock, at an exercise price equal to the fair market value of such shares on such date, was granted pursuant to the 1997 Directors' Plan to each of the following Nonemployee Directors then in office: Peter H. Dailey, Barry Krantz, Phillip D. Matthews, H. Wallace Merryman, Robert A. Muh, Carol A. Scott and Charles F. Smith. The Discretionary Options granted on October 16 will become exercisable in fifths annually (2,000 shares per year), and is in lieu of any automatic annual grants through calendar year 2002.

TERMS AND CONDITIONS OF OPTIONS

     Exercise. Options may be exercised from time to time in accordance with the terms of the 1997 Directors' Plan and the applicable Option Agreement. No Initial, Annual or Discretionary Option may be exercised prior to the first anniversary of its date of grant, and no Deferred Fees Option may be exercised prior to the six month anniversary of its date of grant. Designated Committee Options may be exercised immediately upon the date of grant. No Option granted under the 1997 Directors' Plan may be exercised after ten years and one month from its date of grant. Except with respect to certain accelerating events described below, an Optionholder may not, until the end of the second year after the date of grant of an Initial, Annual or Discretionary Option or until the end of the first year after the date of grant of a Deferred Fees Option, purchase by exercise of such Option an aggregate of more than 50% of the total number of shares subject to such Option. After such dates an Optionholder may purchase all or any part of the shares not previously purchased under such Option Agreement until expiration of the Option.

     Purchase Price. The purchase price of Common Stock under each Initial, Annual or Discretionary Option will be equal to the fair market value of the Common Stock on the date of grant. The purchase price per share of Common Stock under each Deferred Fees Option will be equal to 50% of the fair market value per share of the Common Stock on the date of grant, so that upon grant the aggregate spread between the Option's exercise price and the value of the underlying Common Stock is equal to the amount of annual retainer fees the Nonemployee Director has elected to forego. The purchase price per share of Common Stock under each Designated Committee Option will be equal to the fair market value of the Common Stock on the date of grant, less $2.00. Upon the exercise of an Option, the purchase price will be payable in full in cash or its equivalent acceptable to the Company. In the discretion of the Board of Directors or administrative committee, the purchase price may be paid by the assignment and delivery to the Company of shares of Common Stock or a combination of cash and such shares equal in value to the exercise price. Any shares so assigned and delivered to the Company in payment or partial payment of the purchase price will be valued at their fair market value on the exercise date. Notwithstanding the foregoing, the purchase price of Common Stock under any Option granted under the 1997 Director's Plan will not be less than the par value of such stock.

     Accelerating Events. Each Option granted under the 1997 Directors' Plan that is not already exercisable will become immediately exercisable in full (i) in the case of an Optionholder whose services as a director have terminated, as specified below under "Termination of Directorship;" and (ii) until the expiration of the stated term of the Option, upon the occurrence of any "Change in Control," as such term is defined in the 1997 Directors' Plan.

     Termination of Directorship. If an Optionholder's services as a director terminate by reason of such director's death, disability or "Normal Board Retirement" (as determined by the Board of Directors or administrative committee in accordance with the 1997 Director's Plan), each Option granted under the plan held by such director will become immediately exercisable in full for a period of three years after the date of such termination or until the expiration of the stated term of the Option, whichever is shorter; provided, however, that if an Optionholder dies or suffers a disability during said three-year period after Normal Board Retirement, such Option will remain exercisable in full for a period of three years after the date of such death or disability or until the expiration of the stated term of such Option, whichever period is shorter.

     If an Optionholder's services as a director terminate for reason other than death, disability or Normal Board Retirement, any portion of an Option held by such Optionholder which is not then exercisable will terminate and any portion of such Option which is then exercisable may be exercised for three months after the date of such termination or until the expiration of the stated term of such Option, whichever period is shorter. Notwithstanding the foregoing, if an Optionholder dies or suffers a disability during such three-month period, such Option may be exercised for a period of one year after the date of such Optionholder's death or disability or until the expiration of the stated term of such Option, whichever period is shorter, but only to the extent exercisable on the date of the Optionholder's death or disability.

     Transferability. Options are not transferable except upon death, by will or by operation of the laws of descent and distribution, and can be exercised during the director's lifetime only by such director except Participants may be permitted to designate beneficiaries to exercise Options after the Participant's death.

TERMINATION OR AMENDMENT

     The 1997 Directors' Plan provides that the Board of Directors may, at any time, amend, suspend or terminate the 1997 Directors' Plan; provided, however, that, except for the power of the Board of Directors to adjust the terms of the 1997 Directors' Plan in certain circumstances, no action by the Board of Directors without the approval of the stockholders may change the class of persons eligible to participate in the 1997 Directors' Plan or increase the aggregate number of shares subject to the 1997 Directors' Plan. In addition, no amendment, suspension or termination of the 1997 Directors' Plan will, without the consent of the Optionholder, alter the terms of any Option outstanding under the 1997 Directors' Plan.

TERM OF THE 1997 DIRECTORS' PLAN

     The 1997 Directors' Plan will become effective upon adoption of the plan by the Board and, unless earlier terminated by action of the Board, will expire ten years and one month after it has become effective. Adoption of the 1997 Directors' Plan by the Board is subject to stockholder approval, and any options granted under the plan before such approval will be granted subject to such approval. No options granted before stockholder approval has been given will be exercisable before such approval is given.

FEDERAL TAX CONSEQUENCES

     The following statement is based on present federal tax laws and regulations and does not purport to be a complete description of the federal income tax aspects of the 1997 Directors' Plan.

     The grant of an Option under the 1997 Directors' Plan will not result in any taxable income to the Optionholder. When such an Option is exercised, an Optionholder subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, will recognize taxable income (and the Company will be entitled to a deduction) on the earlier of the date of exercise or six months after the Option grant date on the excess of the fair market value of the shares on such date over the exercise price, unless, with respect to Options otherwise taxable six months after the Option grant date, he elects within thirty days of exercise, under Section 83(b) of the Code, to be treated like an Optionholder who is not subject to Section 16(b) as described below. Upon the exercise of an Option by an Optionholder not subject to Section 16(b), the Optionholder will recognize ordinary income (and the Company will be entitled to a deduction) in an amount equal to the excess of the fair market value of the shares purchased on the date of exercise over the exercise price. Any gain or loss on the stock after the date upon which an Optionholder recognizes taxable income, as described above, is treated generally as capital gain or loss. (See "Federal Income Tax Information -- Capital Gains Tax Rate" under Proposal 3).

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE 1997 DIRECTORS' PLAN.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP was the Company's certified public accountant for the year ended April 30, 1997. During the past fiscal year, the Company also engaged Arthur Andersen LLP to render certain non-audit professional services, involving assistance on tax planning matters and general consultations. The appointment of auditors is approved annually by the Board of Directors based in part on the recommendation of the Audit Committee. In making its recommendations, the Audit Committee reviews both the audit scope and estimated audit fees for the coming year. Arthur Andersen LLP has been selected by the Audit Committee for the current year and the Board of Directors is expected to approve this recommendation. Stockholder approval is not sought in connection with this selection. Each professional service performed by Arthur Andersen LLP during fiscal 1997 was approved, and the possible effect of such service on the independence of such firm was considered, by the Audit Committee. Representatives of Arthur Andersen LLP will be present at the Annual Meeting of Stockholders and will be given an opportunity to make a statement if they desire to do so and will respond to appropriate questions from stockholders.

                 STOCKHOLDERS PROPOSAL FOR 1998 ANNUAL MEETING

     Any stockholder proposal to be considered for presentation at the 1998 Annual Meeting of Stockholders must be received by the Company at its principal executive offices located at 12655 West Jefferson Boulevard, Los Angeles, California 90066, on or before April 1, 1998 for inclusion in the Company's Proxy Statement and form of Proxy.

                                 MISCELLANEOUS

     The Company knows of no matters other than the foregoing to be brought before the Annual Meeting, but if any other such matter properly comes before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the proxies in accordance with their best judgment.

     The Annual Report of the Company for the fiscal year ended April 30, 1997 (the "1997 Annual Report") is being mailed concurrently herewith to each person who was a stockholder of record on September 30, 1997. Information contained in the 1997 Annual Report (which information consists of Part II of the Company's Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q for the First Quarter of fiscal 1998) is incorporated by reference into this Proxy Statement.

     EACH STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                          By Order of the Board of Directors

                                          David J. Barton
                                          Secretary

Los Angeles, California
October 18, 1997

                                                                      APPENDIX A

                          SIZZLER INTERNATIONAL, INC.

                       1997 EMPLOYEE STOCK INCENTIVE PLAN

     1. Purpose of Plan. The purpose of this 1997 Employee Stock Incentive Plan ("Plan") of Sizzler International, Inc., a Delaware corporation (the "Company"), is to enable the Company and its subsidiaries to attract, retain and motivate their employees by providing for or increasing the proprietary interests of such persons in the Company. This Plan provides for the sale of Restricted Shares and the grant of Incentive Options, Non-Qualified Options and Discount Options (as such capitalized terms are hereinafter defined) to eligible employees of the Company and its subsidiaries. In addition, this Plan provides for the grant of Stock Appreciation Rights (as hereinafter defined) in connection with the grant of options.

     2. Certain Definitions. As used in this Plan, the following terms shall have the meanings indicated:

          (a) "Restricted Share" shall mean a Common Share sold under this Plan that is subject to the restrictions imposed pursuant to Section 6 hereof and such additional restrictions as may be imposed under this Plan by the Committee.

          (b) "Common Share" shall mean a share of the common stock, par value $.0l per share, of the Company, together with any other securities with respect to which options granted hereunder may become exercisable.

          (c) "Committee" shall have the meaning ascribed to it in Section 8 hereof.

          (d) "Incentive Option" shall mean an option granted under this Plan that is both intended to and qualifies as an incentive stock option under
     Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          (e) "Non-Qualified Option" shall mean an option granted under this Plan that (1) either is not intended to be or is not denominated as an Incentive Option, or that does not qualify as an incentive stock option under Section 422 of the Code, and (2) that has an exercise price that is not less than the greater of (i) the aggregate Fair Market Value of the Option Shares on the date of grant of such option or (ii) the aggregate par value of the Option Shares.

          (f) "Discount Option" shall mean an option granted under this Plan that (1) either is not intended to be or is not denominated as an Incentive Option, or that does not qualify as an incentive stock option under Section 422 of the Code, and (2) that has an exercise price that is less than the aggregate Fair Market Value of the Option Shares on the date of grant of such option, but not less than the greater of (a) 50% of the aggregate Fair Market Value of the Option Shares on the date of grant of such option or
     (b) the aggregate par value of the Option Shares.

          (g) "Fair Market Value" shall have the meaning ascribed to it in
     Section 10 hereof.

          (h) "Option Shares" shall mean, with respect to any option granted under this Plan, the Common Shares that may be acquired upon the exercise in full of such option.

          (i) "Non-Employee Director" shall mean any director of the Company that is a Non-Employee Director as defined in Rule 16b-3(b)(3).

          (j) "Stock Appreciation Right" shall have the meaning ascribed to it in Section 7(e) hereof.

     3. Common Shares Subject to Plan. The maximum number of Common Shares that may be sold as Restricted Shares or that may be acquired upon the exercise in full of options granted under this Plan, or of Stock Appreciation Rights granted in connection therewith, in the aggregate is 1,000,000, subject to adjustment as provided in Section 11 hereof. Such maximum number does not include the number of Restricted Shares sold under this Plan that are repurchased by the Company nor does it include the number of Common Shares subject to the unexercised portion of any option granted under this Plan that expires or is terminated. However, the maximum number of Common Shares does include the number of Common Shares subject to the portion of any option granted under this Plan that is surrendered in connection with the exercise of any Stock Appreciation Rights granted in connection with any option.

     4. Persons Eligible under Plan. Any person employed by the Company or any of its subsidiaries on a salaried basis, including any director who is so employed (an "Employee"), shall be eligible to be considered for the sale of Restricted Shares and grant of options under this Plan.

     5. Duration of Plan. Restricted Shares may not be sold or options granted under this Plan after January 1, 2007.

     6. Restricted Shares.

          (a) Restricted Shares may be sold under this Plan to any Employee for an amount that is not less than the aggregate par value of such shares, which amount shall be paid in full in cash on the date of such sale.

          (b) All Restricted Shares sold under this Plan shall be subject to the following restrictions:

             (i) except to the extent provided in the Employee's Restricted Stock Agreement concerning permitted transfers to certain family members or trusts, such shares may not be sold, assigned, conveyed, gifted, pledged, transferred, hypothecated, or otherwise disposed of by the purchaser of such shares; and

             (ii) in the event that such purchaser ceases to be an Employee for any reason other than death, total disability, early retirement with the consent of the Board of Directors of the Company, or normal retirement (individually and collectively, "Retirement"), the Company shall have the option for 30 days following the date of such event to repurchase, for cash, at the price paid therefor by such purchaser, all or any part of such shares that, on the date of such event, are still subject to any restrictions imposed under this Plan, which option shall be deemed to be exercised by the Company to purchase all of such shares unless the Committee shall notify such purchaser otherwise in writing during such 30-day period.

          (c) Upon each sale of Restricted Shares under this Plan the Committee shall, on behalf of the Company, enter into, execute and deliver to the purchaser of such shares an agreement of purchase and sale containing the terms and conditions of such sale (the "Restricted Stock Agreement"). Each Restricted Stock Agreement shall have attached as an exhibit thereto a lapsing schedule that specifies, for each anniversary of the date of such sale, criteria governing the termination of restrictions and the percentage of shares eligible for such termination of restrictions on such anniversary (the "Lapsing Schedule"). If the criteria indicated on such Lapsing Schedule for any anniversary shall be satisfied in full on such anniversary, then all restrictions imposed upon such shares under this Plan, including the restrictions imposed pursuant to subsection (b) above, shall thereupon terminate with respect to the percentage of such shares indicated on such Lapsing Schedule for such anniversary.

          (d) All restrictions imposed upon Restricted Shares sold under this Plan, including the restrictions imposed pursuant to subsection (b) above, that have not theretofore terminated pursuant to subsection (c) above shall terminate upon the first to occur of the following:

             (i) the date upon which the purchaser of such shares shall cease to be an Employee as a result of Retirement; or

             (ii) if the Committee notifies the purchaser in writing that the Company will not exercise its repurchase option, 30 days after the date upon which such purchaser shall cease to be an Employee for any reason other than Retirement.

     7. Stock Options.

          (a) Incentive Options.

             (i) Incentive Options may be granted under this Plan to any Employee and, in connection therewith, Stock Appreciation Rights may be granted to such Employee. Each Incentive Option granted under this Plan shall have an exercise price that is not less than the greater of (A) 100% of the aggregate Fair Market Value of the Option Shares on the date of grant of such option or (B) the aggregate par value of the Option Shares; provided, however, that each Incentive Option granted under this Plan to an Employee then owning (after application of the family and other attribution rules of Section 425(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations shall have an exercise price that is not less than the greater of (X) 110% of the aggregate Fair Market Value of the Option Shares on the date of grant of such options or (Y) the aggregate par value of the Option Shares.

             (ii) Each Incentive Option granted under this Plan shall expire on the tenth anniversary of the date of grant of such option; provided, however, that any Incentive Option granted under this Plan to an Employee who owns (after the application of the family and other attribution rules of Section 425(d) of the Code), at the time such option is granted, more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations shall expire on the fifth anniversary of the date of grant of such option. In addition, each Incentive Option shall also terminate upon, or within a certain time after, the Employee's termination of employment with the Company or any of its subsidiaries, as more fully set forth in the Option Agreement.

             (iii) To the extent that the aggregate Fair Market Value (determined on the date such options are granted) of the Common Shares with respect to which Incentive Options are exercisable for the first time by any Employee during any calendar year (under this Plan and all other stock option plans of the Company and its parent or subsidiary corporations) exceeds $100,000, then such excess over $100,000 shall not be considered as subject to an Incentive Option, but rather shall be considered as subject to a Non-Qualified Option. This rule shall be applied by taking Common Shares subject to Incentive Options that are purchasable for the first time in the calendar year into account in the order in which such Incentive Options were granted.

          (b) Non-Qualified Options. Non-Qualified Options may be granted under this Plan to any Employee and, in connection therewith, Stock Appreciation Rights may be granted to such Employee. Each Non-Qualified Option granted under this Plan shall expire on the earlier of (a) the tenth anniversary of the date of grant of, such option, or (b) upon, or within a certain time after, the Employee's termination of employment with the Company or any of its subsidiaries, as more fully set forth in the Option Agreement.

          (c) Discount Options. Discount Options may be granted under this Plan to any Employee and, in connection therewith, Stock Appreciation Rights may be granted to such Employee. Each Discount Option granted under this Plan shall expire on the earlier of (a) the tenth anniversary of the date of grant of such option, or (b) upon, or within a certain time after, the Employee's termination of employment with the Company or any of its subsidiaries, as more fully set forth in the Option Agreement.

          (d) Option Agreements. Upon each grant of an option under this Plan, the Committee, on behalf of the Company, shall enter into, execute, and deliver to the optionee an option agreement containing the terms and conditions of such option (the "Option Agreement").

          (e) Stock Appreciation Rights.

             (i) If the Option Agreement with respect to such option so provides, the grant of an option under this Plan may include the grant of a right (a "Stock Appreciation Right") to surrender all or part of such option, in lieu of the exercise thereof, in exchange for, at the election of the optionee, cash or Common Shares or any combination thereof having an aggregate Fair Market Value on the date of such surrender equal to the excess of (i) the aggregate Fair Market Value on the date of such surrender of the Common Shares otherwise issuable upon exercise of such option or part of an option so surrendered, over and above (ii) the exercise price of such option or part of an option so surrendered.

             (ii) Notwithstanding subsection (i) above, in the event that the grant of an option under this Plan shall include the grant of a Stock Appreciation Right, then, except as otherwise provided in subsection
        (ii)(D)(2) below:

                (A) the optionee may not exercise such Stock Appreciation Right and receive cash in full or partial settlement thereof unless (1) the Company shall have been subject to the reporting requirements of
           Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act") Act for at least one year prior to such exercise and shall have filed all reports and statements required to be filed pursuant to such section during such year, (2) the Company on a regular basis releases quarterly and annual summary statements of its sales and earnings ("Financial Data") for publication on a wire service, in a financial news service, or in a newspaper of general circulation, or Financial Data is otherwise made publicly available on a regular basis, and (3) such Stock Appreciation Right shall not have been exercised during the first six months after the date of grant thereof;

                (B) any election by the optionee to receive cash in full or partial settlement of such Stock Appreciation Right, as well as any exercise by such optionee of such Stock Appreciation Right for such cash, shall be made during the period beginning on the third business day following the date of release of Financial Data and ending on the twelfth business day following such date;

                (C) the Committee shall have sole discretion to consent to or disapprove any election by the optionee to receive cash in full or partial settlement of such Stock Appreciation Right, which consent or disapproval may be given at any time after such election; and

                (D) the Committee may, at any time, in its sole discretion, (1) impose such additional conditions on the exercise of such Stock Appreciation Right as may be required to comply with Rule 16b-3 promulgated under the 1934 Act, and (2) waive any of the above-described restrictions in the event that either (a) the optionee is not subject to Section 16 of the 1934 Act, (b) the transaction would not result in liability under said Section 16, or
           (c) the optionee consents to liability thereunder and consents to disgorge any profits relating thereto to the Company.

          (f) Nontransferability. Any transferability restrictions imposed on options and related Stock Appreciation Rights shall be set forth in the individual Option (or tandem Option and Stock Appreciation Rights) Agreement.

          (g) Payment of Exercise Price of Options. Payment of the exercise price of any option granted under this Plan shall be made in full in cash concurrently with the exercise of such option; provided, however, that, if and to the extent the Option Agreement with respect to such option so provides, the payment of such exercise price may be made:

             (1) in whole or in part, with Common Shares delivered concurrently with such exercise (such shares to be valued on the basis of the Fair Market Value of such shares on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring Common Shares; and/or

             (2) in whole or in part, by reducing the number of Common Shares to be delivered to the optionee upon exercise of such option (such reduction to be valued on the basis of the aggregate Fair Market Value (determined on the date of such exercise) of the additional Common Shares that would otherwise have been delivered to such optionee upon exercise of such option), provided that the Company is not then prohibited from purchasing or acquiring Common Shares;

and provided further, however, that in the event the exercise of such option occurs on or after the Acceleration Date (as hereinafter defined), the payment of such exercise price may be made in part by the delivery concurrently with such exercise, of a full-recourse promissory note in the form attached hereto as Exhibit A, provided that the principal amount of such note shall not exceed the excess of the exercise price of such option over and above the aggregate par value of the Option Shares.

     8. Administration of Plan. This Plan shall be administered by a committee of the Board of Directors of the Company (the "Board"). So long as the Board consists of at least two Non-Employee Directors, the Committee shall consist of two or more Non-Employee Directors (the "Committee"), who shall serve at the pleasure of the Board. On behalf of the Company, and subject to the provisions of this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation, the following:

          (a) adopt, amend, and rescind rules and regulations relating to this Plan;

          (b) determine which persons meet the requirements of Section 4 hereof for eligibility under this Plan, and to which of such eligible persons, if any, Restricted Shares shall be sold and options shall be granted under this Plan;

          (c) sell Restricted Shares under this Plan, determine the terms and conditions to be included in the Restricted Stock Agreements, including the number of shares, the restrictions to be imposed upon such shares, the criteria and percentages of shares to be specified in the Lapsing Schedules, and any other terms and conditions deemed necessary or desirable, determine the permissible forms of payment of any income taxes required to be withheld by the Company as a result of such sales, and determine whether, and the extent to which, the Company should exercise any option hereunder to repurchase such shares;

          (d) grant options under this Plan, determine the terms and conditions to be included in the Option Agreements, including the number of Common Shares subject thereto, the exercise prices, the permissible forms of payment of such exercise prices, the grant, if any, of Stock Appreciation Rights, the terms of exercise of such options and Stock Appreciation Rights, and any other terms and conditions deemed necessary or desirable, consent to or disapprove any election to receive cash in full or partial settlement of any such Stock Appreciation Rights, and determine the permissible forms of payment of any income taxes required to be withheld by the Company as a result of the exercise of such options;

          (e) determine whether, and the extent to which, adjustments are required under Section 11 hereof; and

          (f) construe this Plan and the terms, conditions and restrictions of any Restricted Shares sold under this Plan and any options and Stock Appreciation Rights granted under this Plan, and the Restricted Stock Agreements and Option Agreements with respect to such Restricted Shares and options.

Neither the members of the Board nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any option, right, or share of stock granted or sold under it, and members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect.

     9. Payment of Income Taxes. If the Company is required to withhold an amount on account of any federal or state income tax imposed as a result of the sale of any Restricted Shares under this Plan or exercise of any option or Stock Appreciation Right granted under this Plan, the purchaser or optionee shall, concurrently with such withholding, pay such amount to the Company in full in cash; provided, however, that, in the discretion of the Committee, the payment of such amount to the Company may be made, in whole or in part:

          (a) with Common Shares delivered by such purchaser or optionee concurrently with such withholding (such shares to be valued on the basis of the Fair Market Value of such shares on the date of such sale or exercise), provided that the Company is not then prohibited from purchasing or acquiring Common Shares; and/or

          (b) by reducing the number of Common Shares to be delivered to such optionee upon exercise of such option (such reduction to be valued on the basis of the aggregate Fair Market Value (determined on the date of such exercise) of the additional Common Shares that would otherwise have been delivered to such optionee upon exercise of such option), provided that the Company is not then prohibited from purchasing or acquiring Common Shares.

     10. Determination of Fair Market Value. The "Fair Market Value" of a Common Share or other security on any day shall be equal to the last sale price, regular way, per Common Share or unit of such other security on such day or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Shares or such other security are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Shares or such other security are listed or admitted to trading or, if the Common Shares or such other securities are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use or, if on any such date the Common Shares or such other security are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares or such other security selected by the Board. In all other cases, Fair Market Value shall be the value determined in good faith by the Board. For purposes of valuing Common Shares subject to the Incentive Options, the Fair Market Value of a Common Share or other security shall be determined without regard to any restriction other than one which, by its terms, will never lapse.

     11. Adjustments. If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or if cash, property, and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, or consolidation that shall not have been affirmatively recommended to the stockholders of the Company by the Board, or as a result of a recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split, or the like, then, unless such event shall cause this Plan to terminate pursuant to Section 13(b) hereof, the Committee shall make appropriate and proportionate adjustments in the following:

          (a) the maximum number and type of shares or other securities that may thereafter be sold under this Plan or acquired upon the exercise in full of options and Stock Appreciation Rights thereafter granted under this Plan;

          (b) the number and type of shares or other securities or cash or other property that may be acquired upon the exercise in full of options and Stock Appreciation Rights theretofore granted under this Plan; and

          (c) the number and type of securities thereafter subject to the restrictions previously imposed upon other securities under this Plan; provided, however, that any such adjustments in options theretofore granted under this Plan shall be made without changing the aggregate exercise price of the unexercised portions of such options.

     12. Acceleration. All outstanding options and Stock Appreciation Rights theretofore granted under this Plan shall become fully exercisable, and all restrictions imposed upon Restricted Shares theretofore sold under this Plan shall terminate, upon the first to occur of the following (the "Acceleration Date"):

          (a) the date of dissemination to the stockholders of the Company of a proxy statement seeking stockholder approval of a reorganization, merger, or consolidation of the Company as a result of which the outstanding securities of the class then subject to this Plan are exchanged for or converted into cash, property, and/or securities not issued by the Company, unless such reorganization, merger, or consolidation shall have been affirmatively recommended to the stockholders of the Company by the Board;

          (b) the first date of public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the 1934 Act) of such person or entity, shall have become, or shall intend to become, or shall have commenced a tender offer or exchange offer the consummation of which would result in such person or entity becoming, the Beneficial Owner (as defined in Rule 13d-3 promulgated under the 1934 Act) of voting securities of the Company representing 25% or more of the voting power of the Company, provided, however, that the terms "person" and "entity," as used in this subsection (b), shall not include (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, (iii) any entity holding voting securities of the Company for or pursuant to the terms of any such plan, (iv) any person or entity who or which, together with all Affiliates and Associates of such person or entity is, on the date of adoption of this Plan by the Board, the Beneficial Owner of voting securities of the Company representing 15% or more of the voting power of the Company, or (v) any Affiliate or Associate of any person or entity described in (iv) above;

          (c) the first date upon which directors of the Company who were nominated by the Board for election as directors shall cease to constitute a majority of the authorized number of directors of the Company; or

          (d) the date of dissemination to the stockholders of the Company of a proxy statement disclosing a change of control of the Company.

     13. Termination. This Plan and all outstanding options and Stock Appreciation Rights theretofore granted under this Plan shall terminate upon the first to occur of the following:

          (a) the dissolution or liquidation of the Company;

          (b) a reorganization, merger, or consolidation of the Company as a result of which the outstanding securities of the class then subject to this Plan are exchanged for or converted into cash, property, and/or securities not issued by the Company, which reorganization, merger, or consolidation shall have been affirmatively recommended to the stockholders of the Company by the Board; or

          (c) a sale of substantially all of the property and assets of the Company.

     14. Amendment of Plan. The Board may alter, amend, suspend, or terminate this Plan, provided that no such action shall deprive the purchaser of any Restricted Shares theretofore sold under this Plan or the optionee of any option theretofore granted under this Plan, without the consent of such purchaser or optionee, of such Restricted Shares or option or of any rights of such person thereunder or with respect thereto. Except as provided in this Plan, no such action of the Board, unless and until such action is approved by the stockholders of the Company, may:

          (a) increase the maximum number of Common Shares that may be sold as Restricted Shares under this Plan;

          (b) increase the maximum number of Common Shares that maybe acquired upon the exercise in full of options granted under this Plan, or of Stock Appreciation Rights granted in connection therewith, in the aggregate;

          (c) reduce the purchase price of Restricted Shares that may thereafter be sold under this Plan, or the minimum permissible exercise price of options theretofore granted or that may thereafter be granted under this Plan;

          (d) the class of persons eligible to be considered for the sale of Restricted Shares or grant of options under this Plan;

          (e) the administration of the Plan from the Committee or render the members of the Committee eligible to receive options, rights, or stock under the Plan while serving as such;

          (f) extend the duration of this Plan; or

          (g) materially increase the benefits accruing to the purchasers of Restricted Shares theretofore sold or that may thereafter be sold under this Plan, or the benefits accruing to the optionees of options theretofore granted or that may thereafter be granted under this Plan.

     15. Effective Date of Plan. This Plan shall become effective on the date on which it is accepted by the Board (the "Effective Date"). This Plan shall be approved by the stockholders of the Company, consistent with applicable laws, within twelve (12) months after the Effective Date. Options may be granted under this Plan after the Effective Date provided that, in the event that stockholder approval is not obtained within such period, this Plan and all options granted hereunder shall terminate. No Option granted after the Effective Date shall be exercisable on or before the date that the Plan is approved by the stockholders of the Company.

     16. Legal Restrictions. Nothing herein, in any agreement entered into hereunder, or in any option or right granted hereunder shall require the Company to sell any Restricted Shares or issue any Common Shares upon exercise of any option or right if such sale or issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act of 1933, as amended, or any similar or superseding statute or statutes, or any applicable statute or regulation, as then in effect. At the time of any sale of Restricted Shares or exercise of an option or right, the Company may, as a condition precedent to the sale of such stock or exercise of such option or right, require from the holder of the stock, stock option, or right (or in the event of his death, his legal representatives, legatees, or distributees, or in the event of a Qualified Domestic Relations Order, his alternate payee) such written representations, if any, concerning his (or the transferee's) intentions with regard to the retention or disposition of the Common Shares being acquired by purchase of such Restricted Shares or exercise of such option or right and such written covenants and agreements, if any, as to the manner of disposal of such Common Shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by such holder (or in the event of his death, his legal representatives, legatees, or distributees, or in the event of a Qualified Domestic Relations Order, his alternate payee), will not involve a violation of the Securities Act of 1933, as amended, or any similar or superseding statute or statutes, or any other applicable state or federal statute or regulation, as then in effect. Certificates for Common Shares, when issued, shall have appropriate legends, or statements of other applicable restrictions, endorsed thereon, and may or may not be immediately transferable.

     17. Governing Law. All questions arising with respect to the provisions of the Plan or any Option Agreement or Restricted Stock Agreement shall be determined by application of the laws of the State of Delaware except to the extent Delaware law is preempted by federal law. The obligation of the Company to sell and deliver Common Shares hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Common Shares.

                                                                       EXHIBIT A

                                PROMISSORY NOTE
                                                         LOS ANGELES, CALIFORNIA
$                                                                            199

     FOR VALUE RECEIVED, ("Borrower") hereby promises to pay to the order of Sizzler International Inc., a Delaware corporation ("Lender"), at such place as shall be designated by Lender from time to time, the principal sum of
($          ) with interest thereon upon all principal remaining from time to time unpaid computed from the date hereof at an annual rate equal to the prime rate or reference rate announced from time to time by Manufacturers Hanover Trust or any successor in interest thereof.

     Principal and interest shall be paid in five equal annual installments of an amount calculated to pay in full all principal and interest due hereunder, which installments shall be due and payable on the first anniversary hereof and on each anniversary thereafter to and including the fifth anniversary hereof; provided, however, that all principal and all accrued but unpaid interest shall be due and payable on the fifth anniversary hereof.

     Borrower shall have the right at any time and without prepayment premium to prepay any or all of the accrued but unpaid interest and the outstanding principal balance; provided, however that each prepayment made by Borrower to the holder hereof shall be credited first to the accrued but unpaid interest and any remainder to the outstanding principal balance, and interest shall thereupon cease to accrue with respect to principal so credited.

     Upon the failure to make any payment as provided herein, the holder hereof may apply payments received on any amounts due hereunder as the holder hereof may determine, and if the holder hereof so elects, notice of such election being expressly waived, the outstanding principal balance hereunder together with all accrued interest thereon shall at once become due and payable. In the event of such acceleration, the holder hereof shall credit all payments received on any amounts due hereunder first to the accrued but unpaid interest due hereunder, and then any remainder to the outstanding principal balance hereunder.

     All agreements between Borrower and the holder hereof are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, acceleration of the maturity of the unpaid principal balance hereof, or otherwise, shall the amount paid or agreed to be paid to the holder hereof for the use, forbearance, or detention of the money to be advanced hereunder exceed the highest lawful rate permissible under applicable usury laws. If, from any circumstances whatsoever, fulfillment of any provision of this Promissory Note or of any other agreement referred to herein, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstances the holder hereof shall ever receive as interest an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest. This provision shall control every other provision of all agreements between Borrower and the holder hereof.

     If this Promissory Note is not paid when due, whether at maturity or by acceleration, Borrower promises to pay all costs of collection incurred by the holder hereof, including, but not limited to, reasonable attorneys' fees, whether or not suit is filed hereon.

                                                                      APPENDIX B

                          SIZZLER INTERNATIONAL, INC.
                1997 NONEMPLOYEE DIRECTORS' STOCK INCENTIVE PLAN

 1. PURPOSE OF THE PLAN.

     The purpose of the 1997 Nonemployee Directors' Stock Incentive Plan of Sizzler International, Inc. is to provide incentives that will attract and retain highly competent persons as nonemployee directors of the Company by providing them with opportunities to acquire a proprietary interest in the Company by the grant to such persons of nonqualified Stock Options which may result in their ownership of Common Stock of the Company.

 2. DEFINITIONS.

     (a) "Act" means the Securities Act of 1933, as amended.

     (b) "Administrator" shall mean the Board or, if and to the extent the Board delegates any of its authority hereunder in accordance with Section 4(b) hereof, the Committee.

     (c) "Board" means the Board of Directors of the Company.

     (d) "Committee" means a committee appointed by the Board to administer the Plan pursuant to Section 4(b) hereof.

     (e) "Common Stock" means the common stock, $0.01 par value, of the Company.

     (f) "Company" means Sizzler International, Inc.

     (g) "Date of Grant" means the date of any grant of an option under the Plan as set forth in Section 6, 7, 8 or 9 hereof, as the case may be.

     (h) "Disability" means any medically determinable physical or mental impairment of a Participant, as determined by the Administrator, in its complete and sole discretion, which is expected to last for a period of at least 180 days, as a result of which such Participant is unable to engage in any substantial gainful activity. All determinations as to a Participant's disabled status or the date and extent of any disability shall be made by the Administrator upon the basis of such information as it deems necessary or desirable.

     (i) "Eligible Participant" means a Nonemployee Director.

     (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (k) "Fair Market Value" on a given date means (i) the mean between the highest and lowest reported sales prices for the Common Stock on that date (or, if there were no such sales on that date, on the next most recent date on which there were such sales) as reported by the New York Stock Exchange (or, if the Common Stock is not then listed on the New York Stock Exchange, such other national securities exchange on which the Common Stock is then listed), (ii) if the Common Stock is not then listed on a national securities exchange, the mean between the closing bid and asked price quotations for the Common Stock on that date (or if none on that date, on the next most recent date) as reported by The Nasdaq National Market or any successor thereto, or (iii) if the Common Stock is not then listed on a national securities exchange or The Nasdaq National Market, the mean between the closing bid and asked price quotations for the Common Stock on that date (or if none on that date, on the next most recent date) as reported by the National Association of Securities Dealers Automatic Quotation System or any successor thereto.

     (l) "Nonemployee Director" means a member of the Board who is not an officer or employee of the Company or any of its parent or subsidiary corporations at the time of determination.

     (m) "Normal Board Retirement" means, in conjunction with termination of a Participant's services as a member of the Board for any reason other than death or Disability, the determination of the Administrator or the Nominating Committee of the Board that such termination constitutes Normal Board Retirement. In the absence of such a determination, termination of a Participant's services as a member of the Board shall be deemed to be for reasons other than Normal Board Retirement.

     (n) "Option" or "Stock Option" means a stock option that does not qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     (o) "Option Agreement" means an option agreement signed by the Company and the Participant in such form and including such terms and conditions not inconsistent with the Plan as the Administrator may in its discretion from time to time determine.

     (p) "Participant" means any Eligible Participant entitled under the Plan to receive Options.

     (q) "Plan" means the 1996 Nonemployee Directors' Stock Incentive Plan as set forth herein, and as it may be amended from time to time.

 3. SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

     (a) Subject to the provisions of Section 3(c) and Section 11 of the Plan, the aggregate number of shares of Common Stock that may be issued or transferred or exercised pursuant to Options granted under the Plan will not exceed 400,000.

     (b) The shares to be delivered under the Plan will be made available, at the discretion of the Administrator, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market.

     (c) Shares of Common Stock subject to an unexercised portion of any Stock Option granted under the Plan which expires or terminates or is canceled will again become available for the grant of further Options hereunder.

 4. ADMINISTRATION OF THE PLAN.

     (a) The Plan shall, to the extent possible, be self-effectuating. The Plan will be administered by the Board. The Board is authorized and empowered to administer the Plan, which administration shall include (but is not limited to) authority to (i) construe and interpret the Plan and any agreements defining the rights and obligations of the Company and Participants under the Plan; (ii) prescribe, amend and rescind rules and regulations relating to the Plan; (iii) further define the terms used in the Plan; (iv) determine the rights and obligations of Participants under the Plan; and (v) make all other determinations necessary or advisable for the administration of the Plan. Each Option granted under the Plan shall be evidenced by an Option Agreement.

     (b) The Board of Directors may, in its discretion, delegate any or all of its authority under the Plan to a committee consisting of two or more directors of the Company each of whom has not been eligible at any time within one year before appointment to such committee to receive an Option under the Plan, except the Board may not delegate the powers set forth in Section 11, 13(a), or 14 hereof or powers which, under applicable law, are nondelegable.

     (c) No member of the Board or the Committee will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any Option under it, including, without limitation, adjustments pursuant to Section 11. In making determinations under the Plan, the Board or the Committee may obtain and may rely upon the advice of independent counsel and accountants and other advisors to the Company. No member of the Board or the Committee, nor an officer of the Company shall be liable for any such action or determination taken or made in good faith with respect to the Plan or any Option granted hereunder.

 5. PARTICIPATION.

     Options shall be granted to each Nonemployee Director exclusively in accordance with the provisions set forth in Sections 6, 7, 8 and 9 hereof.

 6. AUTOMATIC OPTION GRANTS.

     (a) Whenever any person shall become a Nonemployee Director, there shall be granted automatically (without any action by the Administrator) a Stock Option (the Date of Grant of which shall be the date such person shall have become a Nonemployee Director) to such person to purchase 1,000 shares of Common Stock (subject to adjustment pursuant to Section 11 hereof).

     (b) On January 2 (or if January 2 is not a business day, on the next succeeding business day) in each calendar year after 1997 during the term of the Plan, there shall be granted automatically (without any action by the Administrator) a Stock Option (the Date of Grant of which shall be such date in January) to each Nonemployee Director then in office to purchase 2,000 shares of Common Stock (subject to adjustment pursuant to Section 11 hereof).

 7. DEFERRED FEES.

     (a) Grants. Subject to Section 14 hereof, Stock Options shall be granted automatically (without any action by the Administrator) on January 2 (or if January 2 is not a business day on the next succeeding business day in each calendar year) to any Nonemployee Director who irrevocably elects, in accordance with this Section 7, to receive all or a specified percentage of all annual retainer fees to be earned in all future years in the form of a Stock Option. The Date of Grant of each such Stock Option shall be the applicable date in January. Such Stock Option shall be awarded pursuant to such irrevocable election in lieu of all or a specified percentage of the annual retainer fees to be earned in each succeeding calendar year ("Plan Year") after the date of such election. Any Nonemployee Director wishing to make such an irrevocable election shall file such election with the Secretary of the Company on or before such date as the Company or its counsel determines is necessary to comply with applicable laws and regulations. Such elections, including the percentage, if any, of annual retainer fees specified therein, shall be irrevocable for the entire term served by each Nonemployee Director; provided that such election shall be irrevocable only to the extent required under Rule 16b-3 under the Exchange Act.

     (b) Option Formula. Subject to adjustment pursuant to Section 11 hereof, the number of shares of Common Stock subject to the Stock Option granted to such electing Nonemployee Director shall be equal to the nearest number of whole shares determined in accordance with the following formula:

  Annual Retainer or percentage thereof
  -------------------------------------  =  Number of Shares
          50% of Fair Market Value

     "Annual Retainer" means the amount of fixed fees which the Nonemployee Director of the Company will be entitled to receive for serving as a director of the Company in the relevant Plan Year, assuming no change in such compensation from that in effect as of the date in January on which the Stock Option is granted, and shall not include fees for attendance at meetings of the Board or any committee of the Board or for any other services to be provided to the Company. Fair Market Value shall be determined as of the Date of Grant.

 8. GRANTS TO DESIGNATED COMMITTEE MEMBERS.

     Each Nonemployee Director that is a member of a Designated Committee shall, in lieu of attendance or other cash fees from the Company for participation on such Committee, automatically (without any action by the Administrator) be granted, on the date of each meeting of the Designated Committee attended by such Nonemployee Director, a Discount Option to purchase 1,000 shares of Common Stock. The Date of Grant of each such Stock Option shall be the date of each such meeting so attended.

     "Designated Committee" shall mean any committee of the Board that has been designated by resolution of the Board as (a) demanding an extraordinary commitment of time, attention and efforts by its members and (B) whose members, by participating thereon, agree to forego any attendance or other cash fee for participating on the committee.

     "Discount Option" shall mean an Option granted under this Plan that has an exercise price less than the aggregate Fair Market Value of the Common Stock subject to such Option on the Date of Grant of such Option, but not less than the aggregate par value of such shares.

 9. DISCRETIONARY OPTIONS

     The Board at its discretion may, at any time and on a one-time basis, grant to each Nonemployee Director an Option (a "Discretionary Option") to purchase up to 10,000 shares of Common Stock. The Board in its discretion may grant Discretionary Options in lieu of an equivalent number of future Stock Options that would otherwise have been granted under Section 6(b) hereof provided that such condition is stated in the Option Agreement. The Date of Grant of each such Stock Option shall be the date of the approval by the Board of the grant of such Option.

10. TERMS AND CONDITIONS OF STOCK OPTIONS.

     (a) Purchase Price. The purchase price of Common Stock under each Stock Option granted under Section 6, 8 or 9 equal to the Fair Market Value of the Common Stock on the Date of Grant. The purchase price per share of Common Stock under each Stock Option granted under Section 7 will be equal to 50% of the Fair Market Value of the Common Stock on the Date of Grant.

     (b) Exercise Period. Subject to Section 14 hereof, Stock Options may be exercised from time to time in accordance with the terms of the applicable Option Agreement and this Section 10. No Stock Option granted pursuant to
Section 6 or 9 hereof shall be exercised prior to the first anniversary of its Date of Grant. No Option granted pursuant to Section 7 hereof shall be exercised prior to six months after its Date of Grant. No Option granted pursuant to
Section 8 shall be exercised prior to its Date of Grant. Notwithstanding anything to the contrary in the Plan or any Option Agreement hereunder, no Option granted hereunder shall be exercised after ten years and one month from its Date of Grant.

     (c) Payment of Purchase Price. Upon the exercise of a Stock Option, the purchase price will be payable in full in cash or its equivalent acceptable to the Company. In the discretion of the Administrator, the purchase price may be paid by the assignment and delivery to the Company of shares of Common Stock or a combination of cash and such shares equal in value to the exercise price. Any shares so assigned and delivered to the Company in payment or partial payment of the purchase price will be valued at their Fair Market Value on the exercise date.

     (d) No Fractional Shares. No fractional shares will be issued pursuant to the exercise of a Stock Option nor will any cash payments be made in lieu of fractional shares.

     (e) Exercisability. Except as provided in the Option Agreement for any Option granted hereunder or subsection (f) or (g) hereof, a Participant may not, until the end of the second year after the Date of Grant of an Option granted under Section 6 or 9 hereof, or until the end of the first year after the Date of Grant of an Option granted under Section 7 hereof, purchase by exercise of such Option an aggregate of more than 50% of the total number of shares subject to such Option. At any time on or after the second anniversary of such Date of Grant with respect to Options granted under Section 6 or 9 hereof or the first anniversary of the Date of Grant with respect to Options granted under Section 7 hereof until such Option expires or terminates, a Participant may purchase all or any part of the shares that he theretofore failed to purchase under such Option Agreement.

     (f) Termination of Directorship. If a Participant's services as a member of the Board terminate by reason of death, Disability or Normal Board Retirement, an Option granted hereunder held by such Participant shall be automatically accelerated with respect to its exercisability and shall become immediately exercisable in full for the remaining number of shares of Common Stock subject to such Option for three years after the date of such termination or until the expiration of the stated term of such Option, whichever period is shorter, and thereafter such Option shall terminate; provided, however, that if a Participant dies or suffers a Disability during said three-year period after Normal Board Retirement such Option shall remain exercisable in full for a period of three years after the date of such death or Disability or until the expiration of the stated term of such Option, whichever period is shorter, and thereafter such Option shall terminate. If a Participant's services as a member of the Board terminate for any other reason, any portion of an Option granted hereunder held by such Participant which is not then exercisable shall terminate and any portion of such Option which is then exercisable may be exercised for three months after the date of such termination or until the expiration of the stated term of such Option, whichever period is shorter, and thereafter such Option shall terminate provided, however, that if a participant dies or suffers a Disability during such three-month period, such Option may be exercised for a period of one year after the date of such Participant's death or Disability or until the expiration of the stated term of such Option, whichever period is shorter, in accordance with its terms, but only to the extent exercisable on the date of the Participant's death or Disability.

     (g) Change in Control. Notwithstanding any other provisions of the Plan, upon any Change in Control (as hereinafter defined in this Section 8) the unexercised portion of a Stock Option granted hereunder shall be automatically accelerated with respect to its exercisability and shall become immediately exercisable in full during the remainder of its term without regard to any limitations of time or amount otherwise contained in the Plan. The term "Change in Control" shall mean

          (i) any person (as such term is used in Sections 3(a)(9) and 13(d)(3) of the Exchange Act) becomes the beneficial owner (as such term is used in
     Section 13(d)(1) of the Exchange Act) directly or indirectly of securities representing at least 25% of the combined voting power of the then outstanding securities of the Company; or

          (ii) during any period of thirty-six (36) consecutive months (whether commencing before or after the effective date of this Plan), individuals who at the beginning of such period constituted the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election, of each new director was approved by a vote of a least two-thirds of the directors then still in office who were directors at the beginning of the period; or

          (iii) any merger, consolidation, combination, reorganization, sale, lease or exchange or issuance or delivery of stock or other securities, or reverse stock split, exchange, liquidation or dissolution of the Company (hereinafter called a "Transaction"), or the approval by the stockholders of the Company (or if such stockholder approval is not required, the approval by the Board) of a Transaction; or

          (iv) the approval by the stockholders of the Company of any plan or proposal for the Company to be Acquired (as defined below) or for the liquidation or dissolution of the Company.

For purposes of this Section 10, the Company shall be considered to be "Acquired" only if the owners of its voting securities immediately prior to the effective date of any transaction referred to in Section 11(b) below will not own immediately thereafter, as a result of having owned such voting securities, securities representing a majority of the combined voting power of the then outstanding securities of the Company or the entity that then owns, directly or indirectly, the Company or all or substantially all its assets.

11. ADJUSTMENT PROVISIONS

     (a) Subject to Section 11(b), if the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (i) the maximum number and kind of shares or other securities provided in Section 3(a), (ii) the number and kind of shares or other securities subject to the then-outstanding Stock Options, (iii) the price for each share or other unit of any other securities subject to then-outstanding Stock Options without change in the aggregate purchase price or value as to which such Stock Options remain exercisable and
(iv) the number, kind and price of shares or other securities to be granted pursuant to Section 6, 7, 8 and 9 hereof.

     (b) Notwithstanding the provisions of Section 11(a) and subject to the provisions of Section 10(g) hereof, upon dissolution or liquidation of the Company or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or as a result of which the outstanding Common Stock is converted into or exchanged for cash or securities of another issuer or both, or upon the sale of all or substantially all the assets of the Company, all restrictions applicable to the exercise of outstanding Stock Options shall continue in full force and effect and provision shall be made in connection with such transaction for the continuance of the Plan and the assumption of the outstanding Stock Options by or the substitution for such Stock Options of new options covering the stock of the successor corporation, or a parent or subsidiary thereof or the Company, with appropriate and proportionate adjustment in (i) the number and kind of shares or other securities or cash or other property subject to such Stock Options and (ii) the price for each share or other unit of any other securities or cash or other property subject to such Stock Options without change in the aggregate purchase price or value as to which such Stock Options remain exercisable; provided, however, that if no public market exists for the Common Stock or the other securities or property which would be subject to such Stock Options after consummation of such transaction, such Stock Options shall be converted into the right to receive, upon exercise thereof, an amount of each equal to the amount determined by the Administrator to be the fair market value on the effective date of such transaction of the stock, other securities, cash and other property that a share of Common Stock is entitled to receive, or into which it is converted, pursuant to such transaction.

     (c) Adjustments under Sections 11(a) and 11(b) will be made by the Administrator, whose determination as to what adjustments will be made and the extent thereof will be final, binding and conclusive in the absence of manifest error or arbitrary action. No fractional interest will be issued under the Plan on account of any such adjustments.

12. GENERAL PROVISIONS.

     (a) The grant of any Stock Option under the Plan may also be subject to such other provisions (whether or not applicable to the Stock Option awarded to any other Participant) as the Administrator determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Common Stock through the exercise of Stock Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares acquired under any form of benefit, provisions giving the Company the right to repurchase shares acquired under any form of benefit in the event the Participant elects to dispose of such shares, provisions to comply with Federal and state securities laws and Federal and state income tax withholding requirements and to such approvals by any regulatory or governmental agency which may be necessary or advisable in connection therewith.

     In connection with the administration of the Plan or the grant of any Award, the Administrator may impose such further limitations or conditions as in its opinion may be required or advisable to satisfy, or secure the benefits of, applicable regulatory requirements (including those rules promulgated under Section 16 of the Exchange Act or those rules that facilitate exemption from or compliance with the Act or the Exchange Act), the requirements of any stock exchange upon which such shares or shares of the same class are then listed, and any blue sky or other securities laws applicable to such shares.

     (b) No person shall be entitled to the privileges of stock ownership in respect of shares of stock which are subject to Options hereunder until such person shall have become the holder of record of such shares.

     (c) No fewer than fifty shares may be purchased at one time pursuant to any Stock Option unless the number purchased is the total number at the time available for purchase under the Stock Option.

     (d) Options shall not be transferable by the Participants other than by will or the laws of descent and distribution, and during the lifetime of a Participant shall be exercisable only by such Participant, except that to the extent permitted by applicable law, and Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, the Administrator may permit a Participant to designate in writing during his lifetime a beneficiary to receive and exercise Options in the event of such Participant's death. Following the death of a Participant, Options held by such Participant shall be exercisable, in accordance with their terms, by such designated beneficiary or, if no such beneficiary has been designated, by the Participant's estate or by the person or persons who acquire the right to exercise it by bequest or inheritance. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, an Option granted hereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no rights to the purported transferee, and shall at the sole discretion of the Administrator result in forfeiture of such Option with respect to the shares involved in such attempt.

     (e) The Plan and all Stock Options granted under the Plan and the documents evidencing Stock Options shall be governed by, and construed in accordance with, the laws of the State of Delaware.

13. AMENDMENT AND TERMINATION.

     (a) The Board will have the power, in its discretion, to amend, suspend or terminate the Plan at any time. No such amendment will, without approval of the stockholders of the Company, except as provided in Section 11 of the Plan:

          (i) Change the class of persons eligible to receive Stock Options under the Plan; or

          (ii) Increase the number of shares of Common Stock subject to the Plan.

     (b) No amendment, suspension or termination of the Plan will, without the consent of the Participant, alter, terminate, impair or adversely affect any right or obligation under any Stock Option previously granted under the Plan.

14. EFFECTIVE DATE OF PLAN AND DURATION OF PLAN.

     This Plan will become effective upon the adoption by the Board subject to approval by the holders of a majority of the outstanding shares of Common Stock present in person or by proxy and entitled to vote at a meeting of stockholders of the Company held after such Board adoption. Any Options granted hereunder prior to approval of the Plan by the stockholders shall be granted subject to such approval and may not be exercised or realized, nor may Common Stock be irrevocably transferred to any Participant, until and unless such approval has occurred and the provisions of Section 12(a) have been satisfied. Unless previously terminated, the Plan will terminate ten years and one month after adoption by the Board, but such termination shall not affect any Stock Option previously made or granted.

                          SIZZLER INTERNATIONAL, INC.

                                     PROXY


        The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 18, 1997 and, revoking all prior proxies, appoints James A. Collins, Kevin W. Perkins and Christopher R. Thomas, and each of them (with full power to act without the other), with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of stock of Sizzler International, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Sizzler International, Inc., to be held on November 18, 1997, and at all adjournments and postponements thereof, upon the following matters and in the manner designated on the other side.

        THIS PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS INDICATED; HOWEVER, IF NO INSTRUCTIONS ARE GIVEN, THE PROXIES WILL VOTE THE SHARES FOR ITEMS 1, 2, 3, AND 4.

1.  Election of Directors

FOR the nominees            WITHHOLD AUTHORITY                EXCEPTIONS
listed below (except [X]    to vote for ALL nominees  [X]                 [X]
as indicated)               listed below

Class II: Phillip D. Matthews, Robert A. Muh, and Carol A. Scott

2.  Election of Directors

FOR the nominees            WITHHOLD AUTHORITY                EXCEPTIONS
listed below (except [X]    to vote for ALL nominees  [X]                 [X]
as indicated)               listed below

Class III: Barry Krantz, H. Wallace Merryman, and Kevin W. Perkins

If you desire to withhold authority to vote for any individual nominee, please write that nominee's name(s) on the space provided.

-------------------------------------------------------------------------------

3.  Adopt 1997 Employee Stock Incentive Plan

FOR  [X]      AGAINST  [X]      ABSTAIN  [X]

4.  Adopt 1997 Non-Employee Director Stock Incentive Plan

FOR  [X]      AGAINST  [X]      ABSTAIN  [X]

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy may be revoked at any time prior to the voting thereof. All other proxies given by the undersigned are hereby expressly revoked. THIS PROXY IS BEING SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF SIZZLER INTERNATIONAL, INC.

Dated: _________________________________, 1997

______________________________________________
                 (Signature)

______________________________________________
                 (Signature)

Note: Please sign exactly as shown at left. If stock is jointly held, each owner should sign.
Executors, administrators, trustees, guardians, attorneys and corporate officers should indicate their fiduciary capacity and full title when signing.

PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. Votes MUST be indicated (X) in Black or Blue Ink. [X]